                                                                   EXHIBIT 10.19

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

SOBRATO DEVELOPMENT COMPANIES                        [STAMP/RECEIPT]
10600 North DeAnza Boulevard
Suite 200
Cupertino, CA 95014-2031

Attention: William E. Burns

4988 Great America                      SPACE ABOVE THIS LINE FOR RECORDER'S USE
--------------------------------------------------------------------------------

           DECLARATION OF RECIPROCAL EASEMENT, EASEMENTS AND COVENANTS

      This Declaration of Reciprocal Easement, Easements and Covenants ("Declaration") is made this 10th day of October, 1997, by Sobrato Development Company #961, A California Limited Partnership (hereinafter referred to as "Owner").

      A. WHEREAS, Owner is the owner in fee of those certain parcels of real property (referred to herein individually as "Parcel 1" and "Parcel 2" and collectively as the "Parcels") located in the City of Santa Clara, County of Santa Clara, State of California, more particularly described on Exhibit A and Exhibit B, respectively, attached hereto and made a part hereof;

      B. WHEREAS, Parcel 1 is currently benefited by certain rights of ingress and egress on, across, over and through Parcel 2 to Old Ironsides Drive, and Parcel 2 is currently benefited by certain rights of ingress and egress on, across, over and through Parcel 1 to Great America Parkway;

      C. WHEREAS. Parcel 1 is currently benefited by certain rights to install and maintain (i) a private water line, (ii) a private sanitary sewer, and (iii) a private storm drain, each across, over and through Parcel 2;

      D. WHEREAS, Parcel 2 is currently benefited by certain rights to install and maintain private underground electrical facilities across, over and through Parcel 1; and

      E. WHEREAS, Owner contemplates that at some time after the recordation of this Declaration, there may be severance of title to the Parcels. In the event of such severance, reciprocal easements will be required on, over and across the Parcels for the purposes and on the terms set forth in Paragraph 2 below.

      NOW, THEREFORE, Owner does hereby declare that Parcel 1 and Parcel 2 are and shall be conveyed, hypothecated, encumbered, leased, occupied, built upon, or otherwise used, improved or transferred in whole or in part subject to the easements created upon severance of title to the Parcels and subject to the quasi-easement created as of the date of this Declaration (both the easements and the quasi-easements are collectively referred to herein as the "Easements").

      1. Creation of Easements.

            (a) In Ingress/Egress Easement. Upon recordation of this Declaration and Owner's conveyance of title to either of the Parcels, there shall be a non-exclusive reciprocal easement for the purposes hereinafter stated, appurtenant to and for the benefit of the aforementioned Parcel 1 on, over, across and through those portions of Parcel 2 located in the Ingress/Egress Easement Area (as hereinafter defined), and appurtenant to and for the benefit of the aforementioned Parcel 2 on, over, across and through those portions of Parcel 1 located in the Ingress/Egress Easement Area, as hereinafter provided. This Ingress/Egress Easement shall be deemed to have been created as of the recordation of this Declaration.

            (b) Electrical Easement. Upon recordation of this Declaration and Owner's conveyance of title to either of the Parcels, there shall be a non-exclusive easement for the purpose hereinafter stated, appurtenant to and for the benefit of the aforementioned Parcel 2 on, over, across and through those portions of Parcel 1 located in the Electrical Easement Area (as hereinafter defined). This Electrical Easement shall be deemed to have been created as of the recordation of this Declaration.

            (c) Water Line Easement. Upon recordation of this Declaration and Owner's conveyance of title to either of the Parcels, there shall be a non-exclusive easement for the purpose hereinafter stated, appurtenant to and for the benefit of the aforementioned Parcel 1 on, over, across and through those portions of Parcel 2 located in the Water Line Easement Area (as hereinafter defined). This Water Line Easement shall be deemed to have been created as of the recordation of this Declaration.

            (d) Sanitary Sewer Easement. Upon recordation of this Declaration and Owner's conveyance of title to either of the Parcels, there shall be a non-exclusive easement for the purpose hereinafter stated, appurtenant to and for the benefit of the aforementioned Parcel 1 on, over, across and through those portions of Parcel 2 located in the Sanitary Sewer Easement Area (as hereinafter defined). This Sanitary Sewer Easement shall be deemed to have been created as of the recordation of this Declaration.

            (e) Storm Drain Easement. Upon recordation of this Declaration and Owner's conveyance of title to either of the Parcels, there shall be a non-exclusive easement for the, purpose hereinafter stated, appurtenant to and for the benefit of the aforementioned Parcel 1 on, over, across and through those portions of Parcel 2 located in the Storm Drain Easement Area (as hereinafter defined). This Storm Drain Easement shall be deemed to have been created as of the recordation of this Declaration.

      2. Purposes of Easements.

            (a) Ingress/Egress Easement. The Ingress/Egress Easement herein created is for the purpose of providing non-exclusive vehicular and pedestrian access to and from Parcel 1 and Parcel 2 across the Ingress/Egress Easement Area and maintenance thereof to and from Great America Parkway and to and from Old Ironsides Drive for the owners of Parcel l and Parcel 2 and their respective lessees, customers, invitees, licensees and subtenants. No parking easement or other parking rights are intended to be created by this Declaration. Each Owner agrees that its use of the Ingress/Egress Easement Area shall not unreasonably interfere with or obstruct the business, operations and use of the servient Parcel.

            (b) Electrical Easement. The Electrical Easement herein created is for the purpose of permitting the Owner of Parcel 2 to construct and maintain and repair private underground electrical facilities across the Electrical Easement Area. The Owner of Parcel 1 agrees that its use of surface of the Electrical Easement Area shall not unreasonably interfere with or obstruct the installation, maintenance or repair of such underground electrical facilities.

            (c) Water Line Easement. The Water Line Easement herein created is for the purpose of permitting the Owner of Parcel 1 to construct and maintain and repair a private water line across the Water Line Easement Area. The Owner of Parcel 2 agrees that its use of surface of the Water Line Easement Area shall not unreasonably interfere with or obstruct the installation, maintenance or repair of such water line.

            (d) Sanitary Sewer Easement. The Sanitary Sewer Easement herein created is for the purpose of permitting the Owner of Parcel 1 to construct and maintain and repair a private sanitary sewer across the Sanitary Sewer Easement Area. The Owner of Parcel 2 agrees that its use of surface of the Sanitary Sewer Easement Area shall not unreasonably interfere with or obstruct the installation, maintenance or repair of such sanitary sewer.

            (e) Storm Drain Easement. The Storm Drain Easement herein created is for the purpose of permitting the Owner of Parcel 1 to construct and maintain and repair a private storm drain across the Storm Drain Easement Area. The Owner of Parcel 2 agrees that its use of surface of the Storm Drain Easement Area shall not unreasonably interfere with or obstruct the installation, maintenance or repair of such storm drain.

      3. Easement Areas.

            (a) Ingress/Egress Easement Area. The Ingress/Egress Easement Area is on, over, across and through only those portions of Parcel 1 and Parcel 2, as shown upon that certain Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on September 15, 1997, in Book 693 of Maps, Pages 45, 46, and 47 ("Parcel Map") and designated thereon as "26 P.I.E.E." ("Ingress/Egress Easement Area").

      The Owners acknowledge that the Electrical Easement Area (defined below) crosses the Ingress/Egress Easement Area. In addition, the Owner of Parcel 1 acknowledges that a small concrete island currently exists on Parcel 2, and said concrete island encroaches on the Ingress/Egress Easement Area on Parcel 2.

            (b) Electrical Easement Area. The Electrical Easement Area is on, over, across and through only that portion of Parcel 1, as shown upon the Parcel Map and designated thereon as "10' P.U.E.E." ("Electrical Easement Area").

            (c) Water Line Easement Area, The Water Line Easement Area is on, over, across and through only that portion of Parcel 2, as shown upon the Parcel Map and designated thereon as "10 P.W.L.E." ("Water Line Easement Area").

            (d) Sanitary Sewer Easement Area. The Sanitary Sewer Easement Area is on, over, across and through only that portion of Parcel 2, as shown upon the Parcel Map and designated thereon as "10 P.S.S.E." ("Sanitary Sewer Easement Area").

            (e) Storm Drain Easement Area. The Storm Drain Easement Area is on, over, across and through only that portion of Parcel 2, as shown upon the Parcel Map and designated thereon as "10 P.S.D.E." ("Storm Drain Easement Area").

      4. Cost of Repair and Maintenance.

            (a) Ingress/Egress Easement Area. The Owners of the Parcels will jointly maintain, repair or replace the Ingress/Egress Easement Area, keeping the same in good condition and repair and will share equally all the costs and expenses associated therewith.

            (b) Electrical Easement Area. The Owner of Parcel 2 will maintain, repair or replace the private underground electrical facilities installed in the Electrical Easement Area, keeping the same in good condition and repair at its own cost and expense.

            (c) Water Line Easement Area, Sanitary Sewer Easement Area and Storm Drain Easement Area. The Owner of Parcel 1 will maintain, repair or replace the private water line, the private sanitary sewer and the private storm drain installed in the Water Line Easement Area, the Sanitary Sewer Easement Area and the Storm Drain Easement Area, respectively, keeping the same in good condition and repair at its own cost and expense.

            (d) Repair and Restoration. In the event the use of any Easement or the maintenance of any Easement Area by the Owner of the dominant Parcel causes damage to the surface of the servient Parcel, or damage to or destruction of any improvements located thereon (including buildings, structures, lawns, shrubbery or trees), the Owner of the dominant Parcel shall repair and/or restore such surface or improvements to the condition existing immediately prior to the event of damage.

      In the event the Owner of the dominant Parcel fails to commence the repair or restoration of any such damage within thirty (30) days after its receipt of written notice from the Owner of the servient Parcel (or, in the event of an emergency or material impairment of access as soon as possible under the circumstances), and diligently pursue such cure to completion, the Owner of the servient Parcel shall have the right and license to enter upon the Easement Area and undertake the necessary repair or restoration. All costs and expenses reasonably incurred by the Owner of the servient Parcel in performing such repair or restoration shall be payable by the Owner of the dominant Parcel. The Owner of the servient Parcel may deliver written notice (the "Reimbursement Notice") to the Owner of the dominant Parcel specifying the nature of work done, and the payments made. In the event the Owner of the dominant Parcel fails to reimburse the Owner of the servient Parcel for the costs and expenses so incurred within ten (10) days after delivery of the Reimbursement

Notice, (1) the overdue amount shall thereafter bear interest until paid at the lesser of one and one-half percent (1 1/2%) per month or the highest legally permitted rate and (2) the Owner of the servient Parcel shall have the right to obtain a lien on the dominant Parcel as provided in Section 4(e) below in an amount equal to such Owner's costs and expenses, together with interest as provided above.

            (e) Lien Right. In the event an Owner has the right to obtain a lien on the other Owner's Parcel pursuant to Section 4(d) hereof, such Owner may record a notice of nonpayment (the "Notice of Nonpayment") against the Parcel of the other Owner which shall state (i) the name of the other Owner; (ii) a legal description of the Parcel against which the Notice of Nonpayment is made; (iii) the amount claimed to be due and owing; (iv) that the Notice of Nonpayment is made pursuant to the terms of this Declaration; and (v) that a lien is claimed against the Parcel in an amount equal to the unpaid portion of the amount specified in the Reimbursement Notice, including interest and reasonable attorneys' fees. The lien shall attach immediately upon recordation of the Notice of Nonpayment. The lien shall not be affected by any sale or transfer of the Parcel, or any part or portion thereof, except that (x) such lien shall be subordinate to any third-party first mortgage or deed of trust made in good faith and for value. (y) such lien shall be extinguished by foreclosure of such mortgage or deed of trust or by transfer in lieu thereof, and (z) such mortgagee shall not have any obligation or liability for sums accruing or which relate to events occurring prior to such foreclosure or transfer in lieu thereof. Each breach by an Owner of its obligations set forth in Section 4(d) above shall constitute a separate basis for a lien. The lien may be foreclosed by appropriate action in court or in the manner provided by law for the foreclosure of a mortgage under a power of sale and in accordance with, among other things, Sections 2924, 2924b, 2924c, 2924f, 2924g, 2924h and 2924j of the California
Civil Code that apply to non judicial foreclosures of mortgages or deeds of trust. To the greatest extent permitted by law, whether or not the foreclosure is by action in court, or otherwise, all reasonable attorneys' fees, disbursements, and costs shall be allowed. The Owner obtaining such lien shall have the right to bid on the Parcel of the other Owner at the foreclosure sale. In the event a breach for which a Notice of Nonpayment is recorded as hereinabove provided is cured, which cure shall include the payment of all reasonable attorneys' fees and other expenses incurred by the non-breaching Owner, together with interest as herein provided, the non-breaching Owner shall record a release of the Notice of Nonpayment.

      5. Indemnity; Insurance. Each Owner hereby agrees to indemnify, defend, protect, and hold harmless the other Owner from and against any claims, liens, liabilities, damages, costs and expenses (including attorneys' fees) arising out of or in any way connected with or resulting from the use by the indemnifying Owner or its tenants, employees, and invitees of the Easement Areas. Each Owner shall carry (or shall cause to be carried) general liability insurance (primary and noncontributing) which shall cover the use by such Owner, and its tenants, agents, employees and invitees, of the Easement Areas, which shall insure against bodily injury, death and property damage. The amount of liability insurance shall be not less than the minimum amount of coverage established by the parties hereto from time to time, provided that such minimum shall not be less than One Million Dollars ($1,000,000). The liability insurance of each Owner shall name the other Owner as an additional insured. Upon request by an Owner, the other Owner shall provide the requesting Owner with a certificate of insurance as evidence that the required insurance is in effect.

      6. Miscellaneous Provisions.

            (a) Each and all of the foregoing covenants and easements:

                  (i) shall apply to and bind Owner and each and all future Owners and each and ail of their respective heirs, successors, assigns, grantees, mortgagees, deed of trust beneficiaries, tenants and subtenants;

                  (ii) are hereby imposed and granted pursuant to a general plan for the mutual benefit of the Owner, tenants and occupants of any and all portions of the Parcels; and

                  (iii) shall obligate, inure to and pass with Parcel 1 and Parcel 2 and shall remain in force and effect as hereinafter provided.

            (b) No breach of any of the covenants, restrictions or other provisions contained in this Declaration, or the enforcement of any lien provision herein, shall defeat or render invalid the lien of any third party mortgage, deed of trust or similar security instrument made in good faith and for value and encumbering Parcel 1 or Parcel 2; but all of the foregoing provisions, restrictions and covenants shall be binding and effective against any Owner of a Parcel, or any part thereof, whose title thereto is acquired by foreclosure, trustee's sale or otherwise. Notwithstanding the foregoing, any lien obtained by one Owner for failure by the other Owner to perform under this Declaration shall be subordinate to any third-party first mortgage or deed of trust made in good faith and for value and shall be extinguished by foreclosure of such mortgage or deed of trust or by transfer in lieu thereof, and such mortgagee shall not have any obligation or liability for sums accruing or which relate to events occurring prior to such foreclosure or transfer in lieu thereof.

            (c) Invalidation of any one of the terms, covenants and conditions or other provisions herein contained by judgment or court order shall in no way affect any of the other terms, covenants and conditions or provisions hereof, the same shall remain in full force and effect.

            (d) The provisions of this Declaration shall not be deemed to constitute a dedication for public use or to create any right in the general public.

            (e) This Declaration, executed as of the date hereof, shall take effect only upon, from and after its recordation in the Office of the County Recorder of Santa Clara County, California.

            (f) "Owner" shall mean any person, firm, corporation or other legal entity (including Declarant) which owns fee title to a Parcel. The tern "Owner" shall not include a mortgagee or beneficiary under a deed of trust holding a security interest in a Parcel unless such mortgagee or beneficiary is in actual physical possession of the Parcel.

            (g) Whenever this Declaration creates or imposes an obligation with respect to a Parcel, the Owner of the Parcel shall be responsible for the timely and proper performance of the obligation, notwithstanding any delegation or such responsibility by lease, contract, or otherwise, to another party.

            (h) The rights herein granted and the obligations herein created may be terminated by the written agreement of the Owners of Parcel 1 and Parcel 2 or their successors in interest. The foregoing notwithstanding, termination shall not be permitted without the written consent of any mortgagee of either Parcel.

            (i) If any of the covenants created by this Declaration would otherwise violate (i) the rule against perpetuities or some analogous statutory provision, or (ii) any other statutory or common law rule imposing time limits, then such provisions shall continue, except to the extent modified, amended, or terminated in accordance with the provisions hereof, only until twenty-one (21) years after the death of John Michael Sobrato.

      IN WITNESS WHEREOF, Owner has executed this Declaration as of the date first set forth above.


                              OWNER:
                              SOBRATO DEVELOPMENT COMPANY #961.
                              A California Limited Partnership

                              By:  Sobrato Interests III,
                                   A California Limited Partnership
                                   Its:  General Partner

                                   By:   The John Michael Sobrato 1985 Separate
                                         Property Trust
                                   Its:  General Partner

                                         By:    /s/ JOHN MICHAEL SOBRATO
                                              ----------------------------------
                                              John Michael Sobrato, trustee

                                    EXHIBIT A

                          Legal Description - Parcel 1

All that certain real property situate in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

Parcel 1 as shown upon that certain Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on September 15, 1997, in Book 693 of Maps, Pages 45, 46, and 47.

Reserving therefrom easements for the benefit of Parcel 2 as shown on the map hereinabove referred for private ingress and egress designated 26 P.I.E.E. and private underground electrical designated 10' P.U.E.E. all on the map hereinabove referred to.



APN No.: 104-04-145

                                    EXHIBIT B

                          Legal Description - Parcel 2

All that certain real property situate in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

Parcel 2 as shown upon that certain Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on September 15, 1997, in Book 693 of Maps, Pages 45, 46, and 47.

Reserving therefrom easements for the benefit of Parcel 1 as shown on the map hereinabove referred for private water line designated 10 P.W.L.E. for private sanitary sewer designated 10 P.S.S.E. for private storm drainage designated 10 P.S.D.E. and for private ingress and egress designated 26 P.I.E.E. all on the map hereinabove referred to.



APN No.: 104-04-145

                     CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

STATE OF CALIFORNIA       }

                          } ss.

COUNTY OF SANTA CLARA     }

On October 15, 1997, before me, BOBBI MAZZONE, a Notary Public in and for said County and State, personally appeared JOHN MICHAEL SOBRATO

[X] personally known to me - OR -   [ ] to be the person whose name is
subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


                                   WITNESS my hand and official seal


                                   Bobbi Mazzone
                                   ---------------------------------------------
                                   NOTARY PUBLIC. STATE OF CALIFORNIA
                                   My Commission Expires: July 23, 2000


-------------------------------------
                 BOBBI MAZZONE
             COMMISSION # 1106536
[SEAL]    NOTARY PUBLIC - CALIFORNIA
              SANTA CLARA COUNTY
        MY COMM. EXPIRES JUL 23, 2000
-------------------------------------

                                  LEASE BETWEEN
                    SOBRATO INTERESTS III AND VERIFONE, INC.

Article                                                                      Page #
-------                                                                      ------
Parties...................................................................      1
Premises..................................................................      1
Use.......................................................................      1
Term and Rental...........................................................      1
     Title to Parcel......................................................      2
     Base Monthly Rent....................................................      2
     Rental Adjustment....................................................      3
Security Deposit..........................................................      3
Late Charges..............................................................      3
Construction and Possession...............................................      4
     Building Shell Construction..........................................      4
     Tenant Improvement Plans.............................................      4
     Preliminary Cost Estimates...........................................      5
     Final Pricing........................................................      5
     Change Orders........................................................      6
     Building Shell Costs.................................................      6
     Tenant Improvement Costs.............................................      6
     Construction.........................................................      6
     General Contractor Overhead & Profit.................................      7
     Insurance/Indemnity..................................................      7
     Punchlist & Warranty.................................................      7
     Other Work by Tenant.................................................      7
Acceptance of Possession and Covenants to Surrender.......................      8
Uses Prohibited...........................................................      8
Alterations and Additions.................................................      9
Maintenance of Premises...................................................      9
     Tenant's Obligations.................................................      9
     Landlord's Obligations...............................................     10
     Allocation of Maintenance Among Tenants..............................     10
     Waiver of Liability..................................................     10
     Warranty Against Defects.............................................     11
     Hazard Insurance.....................................................     11
          Tenant's Use....................................................     11
          Landlord's Insurance............................................     11
     Tenant's Insurance...................................................     12
     Waiver...............................................................     12
Taxes.....................................................................     12
Utilities.................................................................     13
Abandonment...............................................................     13
Free From Liens...........................................................     13

Compliance With Governmental Regulations..................................     14
Toxic Waste and Environmental Damage......................................     14
     Landlords Representations............................................     14
     Tenant's Responsibility..............................................     14
     Tenants Indemnity Regarding Hazardous Materials......................     15
     Actual Release by Tenant.............................................     15
     Landlords Indemnity Regarding Hazardous Materials....................     16
     Environmental Monitoring.............................................     16
Indemnity.................................................................     17
Advertisements and Signs..................................................     17
Attorney's Fees...........................................................     18
Tenants Default...........................................................     18
     Remedies.............................................................     18
     Right to Re-enter....................................................     19
     Abandonment..........................................................     19
     No Termination.......................................................     19
Surrender of Lease........................................................     20
Habitual Default..........................................................     20
Landlord's Default........................................................     20
Notices...................................................................     20
Entry by Landlord.........................................................     20
Destruction of Premises...................................................     21
     Destruction by an Insured Casualty...................................     21
     Destruction by an Uninsured Casualty.................................     22
Assignment or Sublease....................................................     22
     Consent by Landlord..................................................     22
     Assignment or Subletting Consideration...............................     23
     No Release...........................................................     23
     Effect of Default....................................................     24
Condemnation..............................................................     24
Effects of Conveyance.....................................................     24
Subordination.............................................................     25
Waiver....................................................................     26
Holding Over..............................................................     26
Successors and Assigns....................................................     26
Estoppel Certificates.....................................................     26
 Option to Extend the Lease Term..........................................     27
     Grant and Exercise of Option.........................................     27
     Determination of Fair Market Rental..................................     27
     Resolution of a Disagreement over the Fair Market Rental.............     28
Options...................................................................     29
Quiet Enjoyment...........................................................     29
Brokers...................................................................     29
Landlord's Liability......................................................     29
Board of Director Approval of Tenant......................................     29

Transportation Demand Management programs.................................     30
Right Of First Refusal To Purchase........................................     30
Dispute Resolution........................................................     31
Miscellaneous Provisions..................................................     31
     Rent.................................................................     31
     Management Fee.......................................................     31
     Performance by Landlord..............................................     31
     Interest.............................................................     32
     Rights and Remedies..................................................     32
     Survival of Indemnities..............................................     32
     Severability.........................................................     32
     Choice of Law........................................................     32
     Time.................................................................     32
     Entire Agreement.....................................................     32
     Representations......................................................     32
     No Presumption Against Drafter.......................................     32
     Headings.............................................................     33
     Exhibits.............................................................     33
     Reasonable Consent...................................................     34

EXHIBIT "A" - Premises, Building & Project
EXHIBIT "B" - Shell Plans and Specifications
EXHIBIT "C" - Building Shell Definition
EXHIBIT "D" - Option to Lease
EXHIBIT "E" - Tenant Improvement Plans and Specifications

      1. PARTIES: THIS LEASE, is entered into on this 18th day of September, 1996, between Sobrato Interests III, a California Limited Partnership, whose address is 10600 North De Anza Boulevard, Suite 200, Cupertino, CA 95014 and VeriFone, Inc., a California Corporation, whose address is Three Lagoon Drive, Redwood City, CA 94065, hereinafter called respectively Landlord and Tenant. This Lease is consented to by Sobrato Development Companies, a California general partnership ("SDC"), for purposes of evidencing SDC's consent to the use of the "Parcel" (as defined below) pursuant to the terms and conditions of this Lease.

      2. PREMISES: Landlord hereby leases to Tenant, and Tenant hires from Landlord those certain "Premises" with the appurtenances, situated in the City of Santa Clara, County of Santa Clara, State of California, located on a 6.01 acre portion on the Tasman side of the approximately 9.4 acre parcel APN 104-04-145 located at the intersection of Tasman and Great America ("Parcel") shown on Exhibit "A", containing a five (5) story steel-frame building of approximately 140,965 gross rentable square feet ("Building") to be constructed by Landlord with on-grade parking for 480 cars, which Premises are outlined in red on Exhibit "A". Landlord shall cause the Parcel to be subdivided into the
6.01 acre portion constituting the "Premises" and the remaining 3.39 acre portion constituting the "Option Land" on or prior to the start of construction of the Building. Tenant acknowledges Landlord's right to and hereby consents to construction of an additional building (the "Option Building") for Tenant or for a third party on adjacent land owned by Landlord. Tenant has an option to lease the Option Building pursuant to "Exhibit "D" attached hereto. The Building and the Option Building shall comprise the "Project" for purposes of this Lease.

      3. USE: Tenant shall use the Premises only for the following purposes and shall not change the use of the Premises without the prior written consent of
Landlord: Office, research and development, marketing, light manufacturing and other legally allowable uses. Landlord makes no representation or warranty that any specific use of the Premises desired by Tenant is permitted pursuant to any Laws.

      4. TERM AND RENTAL: The term ("Lease Term") shall be for one hundred forty four (144) months, commencing on the later of (i) the date of Substantial Completion of the Premises as determined pursuant to Article 7.11, and (ii) the date 45 days prior to the Scheduled Commencement Date, as defined in the following paragraph ("Commencement Date"), and ending one hundred forty four
(144) months thereafter ("Expiration Date").

      The Commencement Date is scheduled for October 1, 1997 (the "Scheduled Commencement Date"). In the event of any delay in Landlord's delivering the Premises to Tenant by the date which is twelve (12) months after the Permit
Date (as defined in the following sentence), Landlord will pay to Tenant damages in the amount of Three Thousand Dollars ($3,000.00) for each day beyond the date twelve (12) months after the Permit Date during which Landlord is unable to deliver the Premises Substantially Completed. The "Permit Date" shall be the earlier of (i) the date of issuance of the permits for grading, drainage and foundation from the City of Santa Clara for any reason (other than a delay caused by Tenant, its agents or contractors), and (ii) December 31, 1996. In the event the Premises are not Substantially Complete as determined pursuant to
Article 7.H by
the date ("Outside Date") which is eighteen (18) months after the Permit Date for any reason (other than a delay caused by Tenant, its agents or contractors), Tenant shall have the right to collect the $3,000 per day liquidated damages as referred to in the preceding sentence up through and including the date of termination of the Lease by Tenant and shall additionally have the right, but not the obligation, to terminate the Lease by giving Landlord notice within ten
(10) days immediately following the Outside Date, provided Landlord has not achieved Substantial Completion of the Premises prior to Tenant's giving of notice to Landlord.

LANDLORD AND TENANT AGREE THAT: (1) IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO DETERMINE THE ACTUAL DAMAGES TO TENANT IN THE EVENT OF A DELAY BEYOND THE PERMIT DATE (2) THE AMOUNT OF $3,000.00 PER DAY IS A REASONABLE ESTIMATE OF THE DAMAGES WHICH TENANT WOULD INCUR AS A RESULT OF SUCH DELAY; AND
(3) LANDLORD SHALL PAY TENANT SUCH AMOUNT AS LIQUIDATED DAMAGES AND AS TENANT'S SOLE REMEDY IN THE EVENT OF SUCH DELAY.

                      JMS                              ILLEGIBLE
           ----------------------------       ---------------------------
           Landlord's Initials                      Tenant's Initials

      A. TITLE TO PARCEL: Landlord and SDC represent and warrant to Tenant that Landlord will acquire legal title to the Parcel on or prior to November 4, 1996. Landlord acknowledges that Tenant has entered into this Lease in reliance on Landlord's unconditional representation that Landlord will purchase the Parcel. On or prior to November 4, 1996, Landlord will cause to be issued to Tenant, at Landlord's cost, by Chicago Title Company or any other title company reasonably acceptable to Tenant, an ALTA Owner's Policy of Title Insurance ("Owner's Policy"). The Owner's Policy shall (i) insure Landlord's fee simple title to the Parcel; and (ii) name Tenant as an additional insured. In the event Landlord fails to acquire title to the Parcel and provide Tenant with the Owner's Policy on or prior to November 4, 1996, Tenant shall have the right, but not the obligation, to terminate this Lease, by giving Landlord notice within ten (10) days after the November 4, 1996 deadline. In the event of such termination. Landlord shall reimburse Tenant for all costs and expenses associated with the preparation of the Tenant Improvement Plans and Specifications by DES Architects, and both parties shall otherwise be relieved of all obligations to each other under this Lease, including any obligation of Tenant to pay the Option Fee.

      B. BASE MONTHLY RENT: In addition to all other sums payable by Tenant under this Lease, base monthly rent shall be payable by Tenant in monthly installments of One Hundred Ninety-Three Thousand Seven Hundred Eighty Dollars ($193,780.00) ("Base Monthly Rent"). Base Monthly Rent shall commence on the date thirty-one (31) days after the Commencement Date and shall be due in advance on or before the first day of each calendar month thereafter during Lease Term. All sums payable by Tenant under this Lease shall be paid in lawful money of the United States of America, without offset or deduction, (and except as expressly provided elsewhere in this Lease, without prior notice or demand), and shall be paid to Landlord at the address specified in Article 1 of this Lease or at such place or places as may be designated from time to time by Landlord. Base Monthly Rent for any period less than a calendar month shall be a pro rata portion of the monthly installment.

      C. RENTAL ADJUSTMENT: Beginning twenty four (24) months after the Commencement Date, and every twenty four (24) months thereafter (an "Adjustment Date"), the then payable Base Monthly Rent shall be subject to adjustment based on the increase, if any, in the Consumer Price Index that has occurred during the twenty four (24) months preceding the then applicable Adjustment Date. The basis for computing the adjustment shall be the U.S. Department of Labor, Bureau of Labor Statistic's Consumer Price Index for All Urban Consumers. All Items, 1982-84=100, for the San Francisco-Oakland-San Jose area ("Index"). The Index most recently published preceding the Commencement Date for the first Adjustment (or previous Adjustment Date, as applicable), shall be considered the "Base Index". If the Index most recently published preceding the Adjustment Date ("Comparison Index") is greater than the Base Index, the then payable Base Monthly Rent shall be increased by multiplying the then payable Base Monthly Rent by a fraction, the numerator of which is the Comparison Index and the denominator of which is the Base Index. On adjustment of the Base Monthly Rent Landlord shall notify Tenant by letter stating the new Base Monthly Rent. Landlord's calculation of the Base Monthly Rent escalation shall be conclusive and binding unless Tenant objects to said calculation within a thirty (30) day period following receipt from Landlord of such calculation. Landlord's failure to adjust Base Monthly Rent on an Adjustment Date shall not prevent Landlord from retroactively adjusting Base Monthly Rent at any subsequent time during the Lease Term. If the Index base year is changed so that it differs from 1982-84=100, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the Lease Term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the index had not been discontinued or revised.

      5. SECURITY DEPOSIT: None required.

      6. LATE CHARGES: Tenant hereby acknowledges that late payment by Tenant to Landlord of Base Monthly Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, administrative, processing, accounting charges, and late charges, which may be imposed on Landlord by the terms of any contract, revolving credit, mortgage or trust deed covering the Premises. Accordingly, if any installment of Base Monthly Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee when due, Tenant shall pay to Landlord a late charge equal to five (5%) percent of such overdue amount which late charge shall be due and payable on the same date that the overdue amount in question was due. Landlord agrees to waive said late charge in the event all amounts set forth in any notice served upon Tenant by Landlord to pay rent or quit in connection with the overdue amount are paid in full by cashier's check within five (5) business days after Landlord's service upon Tenant of such notice to quit or pay rent. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Monthly Rent, then the Base Monthly Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding any provision of this Lease to the contrary.

IT IS FURTHER MUTUALLY AGREED BETWEEN THE PARTIES AS FOLLOWS:

      7. CONSTRUCTION AND POSSESSION:

            A. Building Shell Construction. Landlord shall cause the shell of the Building and the site work (collectively, "Building Shell") to be constructed by independent contractors to be employed by and under the supervision of Devcon Construction, or a replacement general contractor to be selected by Landlord and approved by Tenant, which approval shall not be unreasonably withheld ("General Contractor"), in accordance with the building shell plans prepared by DES Architects, or a replacement architect selected by Landlord and approved by Tenant, which approval shall not be unreasonable withheld ("Architect") and approved by Landlord and Tenant, and guideline specifications, which are attached hereto as Exhibit "B" and are incorporated herein by this reference ("Shell Plans and Specifications"). General Contractor shall construct the Building Shell in accordance with all applicable municipal, local, state and federal laws, statutes, rules, regulations and ordinances. Landlord shall pay for all costs and expenses associated with the construction of the Building Shell. The Building Shell shall include all items set forth in the Building Shell Definition, attached hereto as Exhibit "C", and incorporated herein by this reference.

            B. Tenant Improvement Plans. Tenant, at Tenant's sole cost and expense, has hired an architect to prepare plans and outline specifications ("Tenant Improvement Plans and Specifications") with respect to the construction of improvements to the interior premises ("Tenant Improvements"). A rough plan and specification list for the Tenant Improvements is attached hereto as Exhibit "E", which rough plan and specifications are acceptable to Landlord. Final Tenant Improvement Plans and Specifications will be developed which will be natural derivations of Exhibit "E". Landlord shall approve the final Tenant Improvement Plans and Specifications or give Landlord's reasons for disapproval, within ten (10) days after delivery of same to Landlord. The Tenant Improvements shall consist of all those items described in the Tenant Improvement Plans and Specifications. The Tenant Improvement Plans and Specifications shall be prepared in sufficient detail to allow General Contractor to construct the Tenant Improvements. Landlord shall cause General Contractor to construct the Tenant Improvements in accordance with the final Tenant Improvement Plans and Specifications. Landlord shall provide Tenant a work allowance to be utilized by Tenant for the construction of Tenant Improvements ("Work Allowance") in the amount of $30.00 (thirty dollars) per gross rentable square foot of the Building. The Work Allowance shall be paid by Landlord to Tenant (or to the General Contractor at the request of Tenant) pursuant to Article 7.G below. In addition, the Work Allowance may be used by Tenant for architectural fees and other costs of construction not generated by General Contractor. The Tenant Improvements shall become the property of Tenant upon installation and shall not be removed or altered by Tenant without the prior written consent of Landlord, which shall not be unreasonably withheld, as provided in paragraph 10. Tenant shall have the right to depreciate and claim and collect any investment tax credits in the Tenant Improvements during the Lease Term. The Tenant Improvements shall become the property of Landlord and title thereto shall automatically vest in Landlord upon expiration of the initial Lease Term or any earlier termination or extension of the

Lease without any payment therefore and shall remain upon and be surrendered with the Premises at Lease termination.

      The Base Monthly Rent was determined based on the assumption that the cost of fees and permits paid to governmental agencies required for the construction of the Building would equal $500,000. In the event that the actual total cost of fees and permits paid to governmental agencies required for the construction of the Building is greater than $500,000, the Work Allowance shall be decreased by the amount that such actual total costs exceed $500,000. In the event that the actual total cost of the fees and permits paid to governmental agencies required for the construction of the Building is less than $500,000, the Work Allowance shall be increased by the amount such actual total costs are less than $500,000.

      The cost of offsite improvements that are mandated by the City of Santa Clara in connection with the construction of the Building shall be paid by Landlord, and a corresponding amount shall be deducted from the Work Allowance (to the extent such offsite improvements solely benefit the Building).

            C. Preliminary Cost Estimates.

                  i. Tenant Improvements. Within fourteen (14) days after Tenant's delivery of the proposed final Tenant Improvement Plans and Specifications to Landlord, the Landlord shall deliver to Tenant the General Contractor's preliminary cost estimate of the cost to construct the Tenant Improvements. The preliminary cost estimate shall contain sufficient detail for Tenant to understand the cost element of each portion of the proposed Tenant Improvements.

            D. Final Pricing.

                  i. Building Shell. Landlord shall deliver to Tenant, a copy of the General Contractor's final bid (showing a breakdown for the cost of each component of the Building Shell) promptly after execution of the construction contract by Landlord and General Contractor.

                  ii. Tenant Improvements. Within ten (10) days after Tenant's approval of the preliminary cost estimate for the Tenant Improvements, Landlord shall cause the General Contractor to submit to Tenant competitive bids from a minimum of three (3) subcontractors for each aspect of the work which is to be performed. The General Contractor must utilize the low bid in each case, unless Tenant approves General Contractor's use of another subcontractor, and the cost of the Tenant Improvements shall be based upon construction expenses equal to the sum of the bid amounts as approved by Tenant. Upon Tenant's written approval of the contract bids, Landlord and Tenant shall each be deemed to have given their approval of the final Tenant Improvement Plans and Specifications on which the cost estimate was made, and the General Contractor shall proceed with the construction of the Tenant Improvements in accordance with the terms of Article 7.H below. If Tenant does not specifically approve or disapprove the bids within seven (7) days, Tenant shall be deemed to have approved the bids.

            E. Change Orders. Tenant shall have the right to order changes in the manner and type of construction of the Building Shell or the Tenant Improvements. Any change orders which are signed and submitted by Tenant after the date which is ten (10) days after the issuance by the City of Santa Clara of a building permit for the construction of the Building Shell, which change order indicates that the change will cause the General Contractor's construction schedule to be delayed. shall cause the Commencement Date to occur one (1) day in advance of the date the Building is Substantially Completed, as defined in
Article 7.H for each day of delay specified in the change order. Upon request and prior to Tenant's submitting any binding change order, the General Contractor shall promptly provide Tenant with written statements of the cost to implement and the time delay and increased construction costs associated with any proposed change order, which statements shall be binding on Landlord. If no time delay or increased construction cost amount is noted on the written statement, the parties agree that there shall be no adjustment to the construction cost or the Commencement Date associated with such change order. All change orders must be signed by Tenant in order to be binding on Tenant. If signed by Tenant, General Contractor shall implement such change order, and if the change relates to a Tenant Improvement, the cost of constructing the Tenant Improvements shall be increased in accordance with the cost statement previously delivered by General Contractor to Tenant for any such change order. If the change relates to the Building Shell, and Tenant's requested change increases the cost of the Building Shell, the additional cost shall be reimbursed by Tenant to Landlord within five (5) days after the Commencement Date, provided Tenant signs a written change order identifying this additional cost.

            F. Building Shell Costs. Landlord shall pay all costs associated with the Building Shell and the site improvements as described in Exhibit "B" and Exhibit "C".

            G. Tenant Improvement Costs. The costs of the Tenant Improvements shall consist of the following costs to the extent actually incurred by Tenant in connection with the construction of the Tenant Improvements: costs of construction, General Contractor overhead and profit, costs of permits, design fees, and cabling. During the course of construction of the Tenant Improvements. Tenant shall submit to Landlord requests for reimbursement from the Work Allowance which shall include and be accompanied by either: (i) General Contractor's certified statements setting forth the amount requested certifying the percentage of completion of each item for which reimbursement is requested and certifying that the progress payment requested is due to a subcontractor of the General Contractor pursuant to a contract between General Contractor and the General Contractor's subcontractor, or (ii) an invoice from a third party or agency which relates to the Tenant Improvements. Within fifteen (15) days after Landlord's receipt of the above items, Landlord shall pay Tenant the amount requested up to the aggregate amount of the Work Allowance. Tenant shall be entitled to retain ten percent (10%) of the amount invoiced by the General Contractor until the Tenant Improvements are "Substantially Complete" (defined in Article 7.H below). Tenant shall pay the retained balance owing to the General Contractor within thirty-five (35) days after the recording of the Notice of Completion. and punch-list completion. All costs for Tenant Improvements shall be fully documented to and verified by Tenant.

            H. Construction. Landlord shall use its best efforts to obtain a building permit from the City of Santa Clara as soon as possible after Tenant's approval of the Shell Plans and Specifications.

      The Building Shell and Tenant Improvements shall be deemed substantially complete ("Substantially Complete") when all of the following shall have occurred: (i) the Building Shell and Tenant Improvements have been substantially completed in accordance with the Shell Plans and Specifications and Tenant Improvement Plans and Specifications, as evidenced by the issuance of a certificate of occupancy or its equivalent by the appropriate governmental authority for the Building Shell and Tenant Improvements, (ii) the issuance of a certificate by the Architect certifying that the Building Shell and Tenant Improvements have been fully completed in accordance with the Shell Plans and Specifications and Tenant Improvement Plans and Specifications, subject to the completion of punchlist items which do not materially affect the use of the Premises, and (iii) the parking lot has been paved and striped, and the major plants have been planted in the landscape areas.

      In the event Landlord has not obtained permits for the grading, drainage and foundation from the City of Santa Clara by December 31, 1996. Tenant shall have the right, but not the obligation, to terminate this Lease by giving notice to Landlord within the ten (10) days after December 31, 1996, provided Landlord has not obtained such building permits prior to Tenant's giving of notice. In the event of such termination, both parties shall be relieved of all obligations to each other under this Lease, including any obligation of Tenant to pay the Option Fee.

            I. General Contractor Overhead & Profit. Intentionally deleted.

            J. Insurance/Indemnity. Landlord shall procure (as a cost of the Building Shell) builder's risk insurance, insuring the Building Shell and Tenant Improvements for their full replacement cost while the Building and Tenant Improvements are under construction, and until the date that the fire insurance policy described in Article 12 of the Lease is in full force and effect.

            K. Punchlist & Warranty. After the Building Shell and Tenant Improvements are Substantially Complete, Landlord shall cause General Contractor to immediately (within thirty (30) days after Tenant gives Landlord notice of the punchlist item) correct any construction defect or other "punchlist" item which Tenant brings to General Contractor's attention. All such work shall be performed in a manner designed to cause the least possible interruption to Tenant and Tenant's activities on the Premises. Landlord shall cause the General Contractor to provide a standard contractor's warranty with respect to the Premises for one (1) year from the Commencement Date. Such warranty shall exclude (i) routine maintenance, (ii) damage caused by the negligence or misuse by Tenant and (iii) acts of God.

            L. Other Work by Tenant. When the construction of the Tenant Improvements has proceeded to the point where Tenant's work of installing its fixtures and equipment in the Premises can be commenced, Landlord shall notify Tenant and shall permit Tenant, and its authorized representatives and contractors, to have access to the Premises before the Commencement Date for the purpose of installing Tenant's trade fixtures and equipment. Any such installation work by Tenant, or its authorized representatives and contractor, shall be undertaken upon the following conditions: (i) if the entry into the Premises by Tenant, or its representatives or contractors, interferes with or delays General Contractor's construction work, Tenant shall cause the party responsible for such interference or delay to leave the Premises: (ii) any contractor used by Tenant in connection with such entry and installation shall use union labor and its entry on the Premises shall not interfere with General Contractor's work. The completion of the Tenant's installation of its furniture and office equipment not described on the Tenant Improvement Plans and Specifications shall not affect the date of Substantial Completion.

      8. ACCEPTANCE OF POSSESSION AND COVENANTS TO SURRENDER: On the Commencement Date, Landlord shall deliver and Tenant shall accept the Premises as being in good and sanitary order, condition and repair, subject to Landlord's completion of the punchlist items and subject to latent defects. Tenant agrees on Expiration Date, or on the sooner termination of this Lease, to surrender the Premises to Landlord in good condition and repair, reasonable wear and tear excepted. "Good condition" shall mean that the interior walls, floors, suspended ceilings, and carpeting within the Premises will be cleaned to the same condition as existed at the Commencement Date, normal wear and tear excepted. Tenant agrees, at its sole cost, to remove any data cabling lying on the suspended ceiling at Landlord's request, and to relevel the ceiling if required due to the cabling lying on the suspended ceiling upon the Expiration Date, or on the sooner termination of this Lease. Tenant on or before the Expiration Date or sooner termination of this Lease, shall remove all its personal property and trade fixtures from the Premises, and all property and fixtures not so removed shall be deemed to be abandoned by Tenant. Tenant shall ascertain from Landlord within thirty (30) days before the Expiration Date whether Landlord desires to have the Premises or any part or parts thereof restored to their condition as of the Commencement Date. With respect to Alterations, Landlord shall notify Tenant at the time Landlord gives approval for any Alterations whether or not Landlord will require Tenant to remove said Alterations at Lease expiration. If Landlord has informed Tenant that Landlord requires removal of an Alteration, then Tenant shall remove such Alteration and shall repair and restore said Premises or such part or parts thereof before the Expiration Date at Tenant's sole cost and expense. Such repair and restoration shall include causing the Premises to be brought into compliance with all applicable building codes and laws in effect at the time of the removal to extent such compliance is necessitated by the repair and restoration work. If the Premises are not surrendered at the Expiration Date (as may be extended) or sooner termination of this Lease in the condition required by this Article 8, (i) Tenant shall be deemed a holdover Tenant pursuant to Article 34, and (ii) Tenant shall indemnify, defend, and hold harmless Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay.

      9. USES PROHIBITED: Tenant shall not commit, or suffer to be committed, any waste upon the said Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in or around the Premises or allow any sale by auction upon the Premises. or allow the Premises to be used for any unlawful purpose, or place any loads upon the floor, walls, or ceiling which endanger the structure, or use any machinery or apparatus which will in any manner unreasonably vibrate or shake the Premises, or place any harmful liquids, waste materials, or hazardous materials in the drainage system of, or upon or in the soils surrounding the Building. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature or any waste materials, refuse, scrap or debris shall be stored upon or permitted to remain on any portion of the Premises outside of the Building proper without Landlord's prior approval, which approval may be withheld in its reasonable discretion.

      10. ALTERATIONS AND ADDITIONS: Tenant shall not make, or suffer to be made, any alteration or addition to the said Premises ("Alterations"), or any part thereof, without (i) the written consent of Landlord first had and obtained, and (ii) delivering to Landlord the proposed architectural and structural plans for all such Alterations. At the time Tenant requests Landlord's consent, Landlord shall notify Tenant as to whether Landlord will require such Alteration to be removed from the Premises at the end of the Lease term. After having obtained Landlord's consent, Tenant agrees that it shall not proceed to make such Alterations until (i) Tenant has obtained all required governmental approvals and permits, and (ii) Tenant has provided Landlord reasonable security, in form reasonably approved by Landlord, to protect Landlord against mechanics' lien claims. Tenant further agrees to provide Landlord (i) written notice of the anticipated start date and actual start date of the work. and (ii) a complete set of half-size (15" X 21") vellum as-built drawings. All Alterations shall be constructed in compliance with applicable buildings codes and laws. Any Alterations, except movable furniture and trade fixtures, shall become at once a part of the realty and belong to Landlord, but shall nevertheless be subject to removal by Tenant if Landlord so notifies Tenant at the time Landlord provides its consent to the installation of the Alteration. Alterations which are not to be deemed as trade fixtures shall include heating, lighting, electrical systems, air conditioning, partitioning, carpeting, or any other installation which has become an integral part of the Premises. All Alterations shall be maintained, replaced or repaired by Tenant at Tenant's sole cost and expense.

      Notwithstanding the foregoing, Tenant shall not be required to obtain Landlord's prior written consent for any non-structural Alterations (which do not effect the mechanical or electrical systems and are not visible from the exterior of the Premises) costing Twenty-Five Thousand Dollars ($25,000) or less.

      11. MAINTENANCE OF PREMISES:

            A. Tenant's Obligations: Except as provided in 11.B below, Tenant shall, at its sole cost, keep and maintain, repair and replace, said Premises and appurtenances and every part hereof, including but not limited to, sidewalks, parking areas, elevator, telephone, plumbing, electrical and HVAC systems, and all the Tenant Improvements in good and sanitary order, condition, and repair. Tenant shall provide Landlord with a copy of a service contract between Tenant and (i) a licensed air-conditioning and heating contractor which contract shall provide for maintenance of all air conditioning and heating equipment at the Premises; and (ii) a licensed elevator maintenance contractor which contract shall provide for monthly maintenance of all elevator related systems. Tenant shall pay the cost of all air-conditioning heating, and elevator equipment repairs or replacements which are either excluded from such service contract or any existing equipment warranties. All wall surfaces and floor tile are to be maintained in an as good a condition as when Tenant took possession free of holes, gouges, or defacements. Tenant shall also be responsible, at its sole cost and expense for the preventive maintenance of the membrane of the roof, which responsibility shall be deemed properly discharged if (i) Tenant contracts with a licensed roof contractor who is reasonably satisfactory to both Tenant and Landlord, at Tenant's sole cost, to inspect the roof membrane at least every six (6) months, with the first inspection due the sixth (6th) month after the Commencement Date, and (ii) Tenant performs, at Tenant's sole cost, all preventive maintenance recommendations made by such contractor within a reasonable time after such recommendations are made. Such preventive maintenance might include acts such as clearing storm gutters and drains, removing debris from the roof membrane, trimming trees overhanging the roof membrane, applying coating materials to seal roof penetrations, repairing blisters, and other routine measures. Tenant shall provide to Landlord a copy of such preventive maintenance contract and paid invoices for the recommended work. Tenant agrees, at its expense, to water, maintain and replace, when necessary, any shrubbery and landscaping.

            B. Landlord's Obligations. Notwithstanding the foregoing, Landlord shall maintain the following portions of the Premises at Landlord's sole cost and expense: exterior walls, glazing, glazing membrane (including all framing connections, exterior doors and exterior wall penetrations, pre-cast sections, spandrel glass sections and connections with parapet flashing), foundation and sewer lines to the Building. Notwithstanding the foregoing, any repairs of such items required by Tenant's negligence or misuse, shall be made by Tenant.

      In addition, and notwithstanding Tenant's obligation under Article 11.A above to perform ongoing maintenance of the roof, if replacement of all or any portion of the roof (including roof membrane) is required during the first seven and one-half (7.5) years of the Lease, Landlord shall be responsible for the cost of such replacement, and Tenant shall not be responsible for any portion of the cost. If a replacement of all or any portion of the roof (including roof membrane) is required after the first seven and one-half (7.5) years of the Lease, the cost of the replacement shall be amortized over fifteen (15) years on a straight-line basis with interest at the rate of 8.25% per annum, and Tenant shall reimburse Landlord for its share of the cost of the replacement as follows: Tenant shall pay Landlord one-fifteenth (1/15th) of the replacement cost (plus interest at the rate of 8.25% per annum amortized over 15 years) in the Lease year in which the replacement is made, and one-fifteenth (1/15th) in each subsequent year of the initial Lease term after the replacement is made. It is understood and agreed by the parties that less than 15 years will be remaining on the initial Lease term after the replacement is made and therefore that Tenant will be required to reimburse Landlord for only a portion of the replacement cost.

            C. Allocation of Maintenance Among Tenants. In the event Landlord constructs another building in the Project, and Tenant is not the sole tenant of such newly constructed building, Landlord and Tenant shall work together to come to agreement regarding the allocation of costs of maintenance of any common areas utilized by Tenant and such tenant of such other building.

            D. Waiver of Liability. Failure by Landlord to perform any defined services, or any cessation thereof, when such failure is caused by accident, breakage, repairs, strikes, lockout or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, shall not render Landlord liable to Tenant in any respect, including damages to either person or property, nor be construed as an eviction of Tenant, nor cause an abatement of rent nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any of the equipment or machinery utilized in supplying the services listed herein break down, or for any cause cease to function properly, upon receipt of written notice from Tenant of any deficiency or failure of any services, Landlord shall use reasonable diligence to repair the same promptly, but Tenant shall have no right to terminate this Lease, and shall have no claim for rebate of rent or damages, on account of any interruptions in service occasioned thereby or resulting therefrom. Tenant waives the provisions of California Civil Code Sections 1941 and 1942 concerning the Landlord's obligation of tenantability and Tenant's right to make repairs and deduct the cost of such repairs from the rent. Landlord shall not be liable for a loss of or injury to person or property, however occurring, through or in connection with or incidental to furnishing or its failure to furnish any of the foregoing.

            E. Warranty Against Defects. Landlord hereby warrants, represents and covenants that on the Commencement Date, the Premises and the building systems shall be free from faults or defects and that the Premises and the common areas shall comply with all applicable laws, statutes, ordinances, governmental rules, regulations and requirements, including without limitation all applicable fire and building codes; all covenants, conditions, restrictions and easements affecting the Premises; and, all requirements of all other leases for space within the Project. If, within one (1) year after the Commencement Date, any portion of the Premises is found to be faulty or defective or not in conformance with the provisions of the Lease, Landlord shall cause the same to be corrected at its own expense promptly after receipt of a written notice from Tenant to do so.

      12. HAZARD INSURANCE:

            A. Tenant's Use: Tenant shall not use, or permit said Premises, or any part thereof, to be used, for any purpose other than that for which the said Premises are hereby leased; and no use shall be made or permitted to be made of the said Premises, nor acts done, which will cause an increase in premiums or a cancellation of any insurance policy covering said Premises, or any part thereof, nor shall Tenant sell or permit to be kept, used or sold, in or about said Premises, any article which may be prohibited by the standard form of fire insurance policies. Tenant shall, at its sole cost and expense, comply with any and all requirements, pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering said Premises and appurtenances.

            B. Landlord's Insurance: Landlord agrees to purchase and keep in force fire and extended coverage insurance, earthquake insurance (at Landlord's election if commercially available), 12 month rental loss income insurance, general liability insurance with combined limits for bodily injury and property damage of not less than $1,000,000.00 per occurrence and a general aggregate limit of not less than $3,000,000.00, which insurance shall be issued by insurers who are admitted in California and rated at least B+ in the latest Best's Insurance Guide. The amount of the fire and extended coverage insurance shall be 90% of the replacement cost of the Building (not including any Tenant Improvements or Alterations paid for by Tenant from sources other than the Work Allowance) as determined by Landlord's insurance company's appraisers. The Tenant agrees to pay to the Landlord as additional rent, on demand, the full cost of said insurance as evidenced by insurance billings to the Landlord, and in the event of damage covered by said insurance, up to Five Thousand Dollars ($5,000) of any deductible under such policy. Payment shall be due to Landlord within thirty (30) days after written invoice to Tenant. Notwithstanding the foregoing, Tenant's obligation to pay for the cost of any earthquake insurance premiums shall be limited to an amount equal to or less than two (2) times the cost of the fire and extended coverage premiums. It is understood and agreed that Tenant's obligation under this Article will be prorated to reflect the commencement and termination dates of this Lease. Landlord agrees to bid the insurance with at least two insurance companies annually, unless Landlord has a locked rate for a period of longer than one (1) year, in which case Landlord shall bid the insurance when the rate becomes subject to increase.

            C. Tenant's Insurance: Tenant, at its sole cost, agrees to insure its personal property, Tenant Improvements paid for by Tenant from sources other than the Work Allowance, and Alterations for their full replacement value (without depreciation) and to obtain worker's compensation and public liability and property damage insurance for occurrences within the Premises with combined limits for bodily injury and property damage of not less than $1,000,000.0 per occurrence and a general aggregate limit of not less than $5,000,000.00. Tenant's liability Insurance shall (i) be primary insurance, (ii) shall contain a cross-liability endorsement, and (iii) shall provide for coverage on an "occurrence basis" rather than on a "claims made" basis. Tenant shall name Landlord and Landlord's lender as an additional insured, shall deliver a copy of the policies and renewal certificates to Landlord. All such policies shall provide for thirty (30) days' prior written notice to Landlord of any cancellation, termination, or reduction in coverage. Notwithstanding the above, Landlord retains the right to have Tenant provide other forms of insurance which may be reasonably required to cover future risks.

            D. Waiver: Landlord and Tenant hereby waive any and all rights each may have against the other on account of any loss or damage occasioned to the Landlord or the Tenant as the case may be, or to the Premises or its contents, and which may arise from any risk covered by their respective insurance policies, as set forth above. The parties shall use their reasonable efforts to obtain from their respective insurance companies a waiver of any right of subrogation which said insurance company may have against the Landlord or the Tenant, as the case may be.

      13. TAXES: Tenant shall be liable for, and shall pay prior to delinquency, all tares and assessments levied against Tenant's personal property and trade or business fixtures, and agrees to pay, as additional rental, all real estate taxes and assessment installments (special or general) or other impositions or charges which may be levied on the Premises, upon the occupancy of the Premises and including any substitute or additional charges which may be imposed during, or applicable to the Lease Term. It is understood and agreed that Tenant's obligation under this paragraph will be prorated to reflect the Commencement and Expiration Dates. If, at any time during the Lease Term a tax, excise on rents, business license tax, or any other tax, however described, is levied or assessed against Landlord, as a substitute or addition in whole or in part for taxes assessed or imposed on land or Buildings, Tenant shall pay and discharge his pro rata share of such tax or excise on rents or other tax before it becomes delinquent, except that this provision is not intended to cover net income taxes, inheritance, gift or estate tax imposed upon the Landlord. In the event that a tax is placed, levied, or assessed against Landlord and the taxing authority takes the position that the Tenant cannot pay and discharge his pro rata share of such tax on behalf of the Landlord, then at the sole election of the Landlord, the Landlord may increase the rental charged hereunder by the exact amount of such tax and Tenant shall pay such increase as additional rent hereunder. Tenant shall have the right to seek a reduction of the assessed value of the Premises on behalf of Landlord. If by virtue of any application or proceeding brought by or on behalf of

Landlord, there results a reduction in the assessed value of the Premises during the Lease Term, Tenant agrees to reimburse Landlord its out of pocket costs incurred by Landlord in connection with such application or proceeding.

      In the event of an increases in real property taxes that result from changes in ownership (as defined in the California Revenue and Taxation Code) of the Premises, the buildings or other improvements in the Project, or the land of which the Premises are a part, the following shall apply:

            A. For the first 12 month period in which any such tax increase is in effect, Tenant shall be responsible for the payment of the prior tax rate in effect before the tax increase plus 33% of the additional tax resulting from the change in ownership and Landlord shall be responsible for the remaining 67% of the additional tax resulting from the change in ownership. In the subsequent 12 month period, Tenant shall be responsible for the payment of the tax rate in effect before the tax increase plus 67% of the additional tax resulting from the change in ownership and Landlord shall be responsible for the remaining 33% of the additional tax resulting form the change in ownership. Thereafter, Tenant shall be responsible for the entire increase in property taxes.

            B. In addition, Tenant shall not be liable for increases in real property taxes (whether the increases result from increased rent and/or valuation) attributable to additional improvements of any kind to the Project that are constructed after the execution of the Lease, unless the additional improvements are constructed for Tenant's benefit. If such change in ownership or construction of improvements increases real property taxes, Landlord shall calculate Tenant's pro rata share of such taxes by using the most current assessment prior to such reassessment, plus any standard increase that would have applied if no construction of improvements had occurred.

      14. UTILITIES: Tenant shall pay directly to the providing utility all water, gas, heat, light, power, telephone and other utilities supplied to the Premises. Landlord shall not be liable for a loss of or injury to person or property, however occurring, through or in connection with or incidental to furnishing or failure to furnish any utilities to the Premises and Tenant shall not be entitled to abatement or reduction of any portion of the Base Monthly Rent or any other amount payable under this Lease.

      15. ABANDONMENT: Tenant shall not vacate or abandon the Premises at any time during the Lease Term; and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

      16. FREE FROM LIENS: Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant or claimed to have been performed for Tenant. In the event Tenant fails to discharge any such lien within ten (10) days after receiving notice of the filing, Landlord shall be entitled to discharge such lien at Tenant's expense and all resulting costs incurred by Landlord, including attorney's fees shall be due from Tenant as additional rent.

      17. COMPLIANCE WITH GOVERNMENTAL REGULATIONS: Tenant shall, at its sole cost and expense, comply with all laws, regulations and other requirements of all Municipal, County, State and Federal authorities now in force, or which may hereafter be in force, pertaining to the said Premises, and shall faithfully observe in the use of the Premises all Municipal County, State and Federal laws, regulations and other requirements now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, regulations or other requirement in the use of the Premises, shall be conclusive of that fact as between Landlord and Tenant.

      The cost of any structural repairs or alterations or capital improvements to the Premises or the fire proofing system serving the Premises which may be required by law (whether presently existing or hereinafter enacted), insurance regulations or otherwise, which are not required solely because of Tenant's negligence or Tenant's particular use of the Premises (not just due to Tenant's use of the Premises for general office use) shall be amortized over the useful life of such improvement. Tenant shall reimburse Landlord each remaining lease year thereafter for the amortized amount applicable to that year.

      Landlord hereby warrants, represents and covenants that upon Landlord's tender of possession of the Premises to Tenant, the Premises and the use of the Premises for general office purposes shall comply with all applicable governmental laws, rules, regulations and ordinances, including without limitation all applicable fire and building codes (provided that Tenant's Work, if any, complies with all such rules, regulations, ordinances and codes); all air quality standards established by law; all covenants, conditions, restrictions and easements affecting the Premises; and the requirements of all other leases for space within the Project.

      18. TOXIC WASTE AND ENVIRONMENTAL DAMAGE:

            A. Landlord's Representations. Landlord represents that as of the Commencement Date, to the best of Landlords' knowledge, the Premises (and the area underneath the Premises) are tree of Hazardous Materials (as defined below) except as described in the Phase I Environmental Assessment Report for the Premises prepared by E2C Inc., dated March 1, 1996, which has been delivered to Tenant. Landlord agrees that Tenant shall have no liability or responsibility whatsoever for any Hazardous Materials on or about the Premises or the Project which were not created by Tenant.

            B. Tenant's Responsibility: Without the prior written consent of Landlord, except for normal office products and household cleaning solutions, Tenant shall not bring, use, or permit upon the Premises, or generate, create, release, emit, or dispose (nor permit any of the same) from the Premises any chemicals, toxic or hazardous gaseous, liquid or solid materials or waste, including without limitation, material or substance having characteristics of ignitability, corrosivity, reactivity, or toxicity or substances or materials which are listed on any of the Environmental Protection Agency's lists of hazardous wastes or which are identified in Division 22 Title 26 of the California Code of Regulations as the same may be amended from time to time ("Hazardous Materials"). In order to obtain consent, Tenant shall deliver to Landlord its written proposal describing the toxic material to be brought onto the Premises, measures to be taken for storage and disposal thereof, safety measures to be employed to prevent pollution of the air, ground, surface and ground water. Landlord's approval may be withheld in its reasonable judgment. In the event Landlord consents to Tenant's use of Hazardous Materials on the Premises, Tenant represents and warrants that Tenant will (i) adhere to all reporting and inspection requirements imposed by Federal, State, County or Municipal laws, ordinances or regulations and will provide Landlord a copy of any such reports or agency inspections, (ii) obtain and provide Landlord copies of all necessary permits required for the use and handling Hazardous Materials on the Premises,
(iii) enforce Hazardous Materials handling and disposal practices consistent with industry standards, (iv) surrender the Premises free from any Hazardous Materials arising from Tenant's bringing, using, generating, creating, releasing, emitting or disposing of Hazardous Materials, and (v) properly close the facility with regard to Hazardous Materials including the removal or decontamination of any process piping, mechanical ducting, storage tanks, containers, or trenches which have come into contact with Hazardous Materials and obtain a closure certificate from the local administering agency prior to the Expiration Date.

            C. Tenant's Indemnity Regarding Hazardous Materials: Tenant shall comply, at its sole cost, with all laws pertaining to, and shall indemnify and hold Landlord harmless from any claims, liabilities, costs or expenses incurred or suffered by Landlord arising from the bringing, using, permitting, generating, emitting or disposing of Hazardous Materials on or about the Premises by (i) Tenant, or (ii) Tenant's agents, contractors or employees during the Lease Term. Tenant's indemnification and hold harmless obligations include, without limitation, (i) claims, liability, costs or expenses resulting from or based upon administrative, judicial (civil or criminal) or other action, legal or equitable, brought by any private or public person under common law or under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Resource Conservation and Recovery Act of 1980 ("RCRA") or any other Federal, State, County or Municipal law, ordinance or regulation, (ii) claims, liabilities, costs or expenses pertaining to the identification, monitoring, cleanup, containment, or removal of Hazardous Materials from soils, riverbeds or aquifers including the provision of an alternative public drinking water source, and (iii) all costs of defending such claims.

            D. Actual Release by Tenant: Tenant agrees to notify Landlord of any lawsuits which relate to, or orders which relate to the remedying of, the actual release of Hazardous Materials on or into the soils or groundwater at or under the Premises. Tenant shall also provide to Landlord all notices required by
Section 25359.7(b) of the Health and Safety Code and all other notices required by law to be given to Landlord in connection with Hazardous Materials. Without limiting the foregoing, Tenant shall also deliver to Landlord, within twenty
(20) days after receipt thereof, any written notices from any governmental agency alleging a material violation of, or material failure to comply with, any federal, state or local laws, regulations, ordinances or orders, the violation of which of failure to comply with, poses a foreseeable and material risk of contamination of the groundwater or injury to humans (other than injury solely to Tenant, its agents and employees within the Building).

      In the event of any release on or into the Premises or into the soil or groundwater under the Premises of any Hazardous Materials used, treated, stored or disposed of by Tenant, Tenant agrees to comply, at its sole cost and expense, with all laws, regulations, ordinances and orders of any federal, state or local agency relating to the monitoring or remediation of such Hazardous Materials. In the event of any such release of Hazardous Materials, Tenant agrees to meet and confer with Landlord and its Lender to attempt to eliminate and mitigate any financial exposure to such Lender and resultant exposure to Landlord under California Code of Civil Procedure Section 736(b) as a result of such release and promptly to take reasonable monitoring, cleanup and remedial steps given, inter alia, the historical uses to which the Property has and continues to be used, the risks to public health posed by the release, the then available technology and the costs of remediation, cleanup and monitoring, consistent with acceptable customary practices for the type and severity of such contamination and all applicable laws. Nothing in the preceding sentence shall eliminate, modify or reduce the obligation of Tenant under Article 18.C of this Lease to indemnify and hold Landlord harmless from any claims liabilities, costs or expenses incurred or suffered by Landlord as provided in Article 18.C of this Lease. Tenant shall provide Landlord prompt written notice of Tenant's monitoring, cleanup and remedial steps.

      In the absence of an order of any federal, state or local governmental or quasigovernmental agency relating to the cleanup, remediation or other response action required by applicable law, any dispute arising between Landlord and Tenant concerning Tenant's obligation to Landlord under this Article 18.D concerning the level, method, and manner of cleanup, remediation or response action required in connection with such a release of Hazardous Materials shall be resolved by mediation and/or arbitration pursuant to the provisions of
Article 45 of this Lease.

            E. Landlord's Indemnity Regarding Hazardous Materials: Landlord shall indemnify and hold Tenant harmless from any claims, liabilities, costs or expenses incurred or suffered by Tenant related to the removal, investigation, monitoring or remediation of Hazardous Materials which are present or which come to be present on the Premises except to the extent the presence of such Hazardous Materials is caused by (i) Tenant or Tenant's agents or contractors, or (ii) a third party during the Lease Term, through the surface soils of the Premises (but not through migration from a neighboring parcel). Landlord's indemnification and hold harmless obligations include, without limitation, (i) claims, liability, costs or expenses resulting from or based upon administrative, judicial (civil or criminal) or other action, legal or equitable, brought by any private or public person under common law or under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Resource Conservation and Recovery Act of 1980 ("RCRA") or any other Federal, State, County or Municipal law, ordinance or regulation, (ii) claims, liabilities, costs or expenses pertaining to the identification, monitoring, cleanup, containment, or removal of Hazardous Materials from soils, riverbeds or aquifers including the provision of an alternative public drinking water source, and (iii) all costs of defending such claims. In no event shall Landlord be liable for any consequential damages suffered or incurred by Tenant as a result of any such contamination.

            F. Environmental Monitoring: Landlord and its agents shall have the right to inspect, investigate, sample and/or monitor the Premises, including any air, soil, water, groundwater or other sampling or any other testing, digging, drilling or analysis to determine whether Tenant is, complying with the terms of this Article 18, provided Tenant has given Landlord cause to believe that the Premises requires environmental monitoring. If Landlord discovers that Tenant is not in compliance with the terms of this Article 18, any such costs incurred by Landlord, including attorneys' and consultants' fees for the inspection, investigation, sampling and/or monitoring shall be due and payable by Tenant to Landlord within five days following Landlord's written demand therefore.

      19 INDEMNITY: As a material part of the consideration to be rendered to Landlord, Tenant hereby waives all claims against Landlord for damages to goods, wares and merchandise, and all other personal property in, upon or about said Premises and for injuries to persons in or about said Premises, from any cause arising at any time to the fullest extent permitted by law, and Tenant shall indemnify and hold Landlord exempt and harmless from any damage or injury to any person, or to the goods, wares and merchandise and all other personal property of any person, arising from the use of the Premises by Tenant, its employees, contractors, agents and invitees or from the failure of Tenant to keep the Premises in good condition and repair, as herein provided, except (i) to the extent due to the negligence or willful misconduct of Landlord, and (ii) except for damage or injury arising from the presence of Hazardous Materials on the Premises, which is separately addressed in Article 18 hereof. Further, in the event Landlord is made party to any litigation due solely to the acts or omission of Tenant, its employees, contractors, agents and invitees, Tenant will indemnify and hold Landlord harmless from any such claim or liability including Tenant's costs and expenses and reasonable attorney's fees incurred in defending such claims.

      As a material part of the consideration to be rendered to Tenant, Landlord shall indemnify and hold Tenant exempt and harmless (i) from any damage or injury to any person, or to the goods, wares and merchandise and all other personal property of any person, arising from the negligence or willful misconduct of Landlord, and (ii) as set forth in Article 18.E hereof. Further, in the event Tenant is made party to any litigation due solely to the negligence or willful misconduct of Landlord, its employees, contractors, agents and invitees, Landlord will indemnify and hold Tenant harmless from any such claim or liability including Landlord's costs and expenses and reasonable attorney's fees incurred in defending such claims.

      20. ADVERTISEMENTS AND SIGNS: Landlord hereby permits Tenant to install monument and exterior Building signage bearing Tenant's corporate logo, which signage shall be up to the maximum size permitted by the local governmental agencies. Tenant will not place or permit to be placed, in, upon or about the said Premises any signs not approved by the city or other governing authority. Tenant will not place, or permit to be placed, upon the Premises, any signs, advertisements or notices without the written consent of the Landlord as to type, size, design, lettering, coloring and location, and such consent will not be unreasonably withheld. Any sign so placed on the Premises shall be removed by Tenant, at its expense, prior to the Expiration Date or promptly following the earlier termination of the lease and Tenant shall repair, at its sole cost and expense, any damage or injury to the Premises caused thereby, and if not so removed by Tenant then Landlord may have same so removed at Tenant's expense. Landlord and Tenant shall work together to design temporary signage for the Premises (which names Tenant, Landlord and one or more contractors) during the construction of the Project.

      21. ATTORNEY'S FEES: In case a suit or alternative form of dispute resolution should be brought for the possession of the Premises, for the recovery of any sum due hereunder, to interpret the Lease or because of the breach of any other covenant herein, the losing party shall pay to the prevailing party a reasonable attorney's fee including the expense of expert witnesses, depositions and court testimony as part of its costs which shall be deemed to have accrued on the commencement of such action. In addition, the prevailing party shall be entitled to recover all costs and expenses including reasonable attorney's fees incurred by the prevailing party in enforcing any judgment or award against the other party. The foregoing provision relating to post-judgment costs is intended to be severable from all other provisions of this Lease.

      22. TENANT'S DEFAULT: The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant: a) Any failure by Tenant to pay any rent under this Lease on or before the date such rent is due under this Lease which failure continues for five (5) days after written notice from Landlord to Tenant; b) The abandonment or vacation of the Premises by Tenant: c) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty (30) day period Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion; d) The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed after the filing); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days. The notice requirements set forth herein are in lieu of and not in addition to the notices required by California Code of Civil Procedure Section 1161. Any notice given by Landlord to Tenant pursuant to California Code of Civil Procedure 1161 with respect to any failure by Tenant to pay rent under this Lease on or before the date the rent is due shall provide Tenant with a period of no less than ten (10) days to pay such rent or quit.

            A. Remedies: In the event of any such default by Tenant, then in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant: a) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss for the same period that Tenant proves could have been reasonably avoided; plus
c) the worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, and e) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law. The term "rent", as used herein, shall be deemed to be and to mean the minimum monthly installments of Base Monthly Rent and all other sums required to be paid by Tenant pursuant to the terms of this Lease, all other such sums being deemed to be additional rent due hereunder. As used in
(a) and (b) above, the "worth at the time of award" is to be computed by allowing interest at the rate of the discount rate of the Federal Reserve Bank of San Francisco plus one (1%) percent per annum. As used in (c) above, the "worth at the time of award" is to be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one (1%) percent.

            B. Right to Re-enter: In the event of any such default by Tenant, Landlord shall also have the right, after terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant and disposed of by Landlord in any manner permitted by law.

            C. Abandonment: If Landlord does not elect to terminate this Lease as provided in Article 22.A or 22.B above, then the provisions of California Civil Code Section 1951.4, (Landlord may continue the lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has a right to sublet and assign, subject only to reasonable limitations) as amended from time to time, shall apply and Landlord may from time to time, without terminating this Lease, either recover all rental as it becomes due or relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises. In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than Base Monthly Rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the reasonable cost of any reasonably necessary alterations and repairs to the Premises; fourth, to the payment of Base Monthly Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Base Monthly Rent as the same may become due and payable hereunder. Landlord shall have no obligation to relet the Premises following a default if Landlord has other available space within the Building. Should that portion of such rentals received from such reletting during any month, which is applied by the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

            D. No Termination: No re-entry or taking possession of the Premises by Landlord pursuant to 22.B or 22.C of this Article 22 shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

      23. SURRENDER OF LEASE: The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not automatically effect a merger of the Lease with Landlord's ownership of the Premises. Instead, at the option of Landlord, Tenant's surrender may terminate all or any existing sublease or subtenancies, or may operate as an assignment to Landlord of any or all such subleases or subtenancies, thereby creating a direct Landlord-Tenant relationship between Landlord and any subtenants.

      24. HABITUAL DEFAULT: Intentionally deleted.

      25. LANDLORD'S DEFAULT: In the event of Landlord's failure to perform any of its covenants or agreements under this Lease, Tenant shall give Landlord written notice of such failure and shall give Landlord thirty (30) days to cure or to commence to cure such failure prior to any claim for breach or for damages resulting from such failure, provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty (30) day period Landlord shall not be deemed to be in default if Landlord shall within such period commence such cure and thereafter diligently prosecute the same to completion. In addition, upon any such failure by Landlord, Tenant shall give notice by registered or certified mail to any person or entity with a security interest in the Premises that has provided Tenant with notice of its interest in the Premises ("Mortgagee"), and shall provide such Mortgagee a reasonable opportunity to cure such failure. Tenant agrees that each of the Mortgagees to whom this Lease has been assigned is an expressed third party beneficiary hereof. Tenant shall not make any prepayment of rent more than one
(1) month in advance without the prior written consent of such Mortgagee, except as set forth in Article 24. Tenant waives any right under California Civil Code
Section 1950.7 or any other present or future law to the collection of any payment or deposit from such Mortgagee or any purchaser at a foreclosure sale of such Mortgagee's interest unless such Mortgagee or such purchaser shall have actually received and not refunded the applicable payment or deposit.

      If Landlord fails to perform Landlord's maintenance obligations. Tenant shall after thirty (30) days prior written notice to Landlord (except in the case of emergency, in which case no notice shall be required), have the right (but not the obligation) to perform such obligation on Landlord's behalf and the cost thereof shall be due and payable to Tenant within thirty (30) days after notice thereof.

      26. NOTICES: All notices, demands, requests, or consents required to be given under this Lease shall be sent in writing by U.S. certified mail, return receipt requested, or by personal delivery addressed to the party to be notified at the address for such party specified in Article 1 of this Lease, or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days prior notice to the notifying party. Notices send via certified mail shall be deemed given three (3) days after so deposited in the U.S. mail. After the Commencement Date, Tenant's address for notices shall be at the Premises, attn: Legal Department.

      27. ENTRY BY LANDLORD: Upon 24 hour prior notice to Tenant, Tenant shall permit Landlord and his agents to enter into and upon said Premises at all reasonable times subject to any security reasonable regulations of Tenant for the purposes of (i) inspecting the same, (ii) maintaining the Premises, (iii) making repairs, alterations or additions to the Premises, (iv) erecting additional buildings) and improvements on the land where the Premises are situated, or on adjacent land owned by Landlord, or (v) performing any obligations of the Landlord under the Lease including remediation of hazardous materials if determined to be the responsibility of Landlord, without any abatement or reduction of rent or without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned. Tenant shall permit Landlord and his agents, at any time within one hundred eighty (180) days prior to the Expiration Date (or at any time during the Lease if Tenant is in default hereunder), to place upon the Premises "For Lease" signs and exhibit the Premises to real estate brokers and prospective tenants at reasonable hours.

      28. DESTRUCTION OF PREMISES:

            A. Destruction by an Insured Casualty: In the event of a partial destruction of the Premises by a casualty for which Landlord is required to carry insurance pursuant to this Lease, during the Lease Term from any cause, Landlord shall within thirty (30) days thereafter notify Tenant of the amount of time Landlord reasonably determines will be required to restore the Premises.

      Landlord will forthwith repair the Premises, provided such repairs can be made within one hundred eighty (180) days from the date of damage (as reasonably determined by Landlord), unless Landlord's lender has disallowed the use of the insurance proceeds for rebuilding and (i) Landlord has not been successful in obtaining replacement financing for the restoration; and (ii) Tenant has not exercised its right to loan Landlord the necessary restoration costs as set forth below. Landlord agrees to use reasonable efforts to cause Landlord's lender to allow use of the insurance proceeds for restoration and failing that, to obtain alternative financing for the restoration. However, if after use of reasonable efforts, Landlord is unsuccessful in obtaining its lender's approval for use of the insurance proceeds for restoration, Tenant shall have the right, but not the obligation, to loan to Landlord the construction costs to restore the Premises. Tenant's loan to Landlord would be repaid by Landlord to Tenant in monthly installments of principal and interest at the interest rate of 2% above the then-existing prime rate established by Union Bank amortized over the remaining original Lease term. Tenant's right to loan the costs to Landlord is subject to the requirement that the monthly installments of principal and interest under such loan, when combined with Landlord's monthly payments on any other existing loans on the Premises, would not result in monthly payments by Landlord in excess of the monthly rent payable by Tenant to Landlord under this Lease.

      Any partial destruction shall in no way annul or void this Lease, except that Tenant shall be entitled to a proportionate reduction of Base Monthly Rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Tenant in the Premises. For purposes of this paragraph "partial destruction" shall mean destruction of no greater than one-third (1/3) of the replacement cost of the Premises, excluding the replacement cost of the Tenant Improvements paid for by Tenant. In the event the Premises (i) are more than partially destroyed, or (ii) the repairs cannot be made in one hundred eighty (180) days, Landlord or Tenant may elect to terminate this Lease within fifteen (15) days of determination by Landlord of the foregoing. In no event, however shall Landlord be required to replace or restore (i) Alterations, (ii) Tenant Improvements paid for by Tenant from sources other than the Work Allowance, or (iii) Tenant's fixtures or personal property. In respect to any partial destruction which Landlord is obligated to repair or may elect to repair under the terms of this paragraph, the provision of Section 1932, and of Section 1933, Subdivision 4, of the Civil Code of the State of California and any other similarly enacted statute are waived by Tenant and the provisions of this
Article 28 shall govern in the case of such destruction.

            B. Destruction by an Uninsured Casualty: In the event of a total or partial destruction of the Premises by a casualty for which Landlord is not required to carry insurance pursuant to this Lease, the Lease shall automatically terminate, unless (i) Landlord elects to rebuild at Landlord's cost, and (ii) the damage can be repaired within one hundred eighty (180) days.

      29. ASSIGNMENT OR SUBLEASE:

            A. Consent by Landlord: Except as specifically provided in this
Article 29, Tenant may not assign, sublet, hypothecate, or allow a third party to use the Premises without the express written consent of Landlord, which consent shall not be unreasonably withheld. In the event Tenant desires to assign this Lease or any interest therein including, without limitation, a pledge, mortgage or other hypothecation, or sublet the Premises or any part thereof, Tenant shall deliver to Landlord copies of any such proposed agreement and of all ancillary agreements with the proposed assignee or subtenant, financial statements, and any additional information as reasonably required by Landlord to determine whether it will consent to the proposed assignment or sublease. The notice shall give the name and current address of the proposed assignee/subtenant, proposed use of the Premises, rental rate and current financial statement; and upon request to Tenant, Landlord shall be given additional information as reasonably required by Landlord to determine whether it will consent to the proposed assignment or sublease. Landlord shall then have a period of ten (10) days following receipt of the foregoing agreement, statements and additional information within which to notify Tenant in writing that Landlord elects (i) to terminate this Lease as to the space so affected as of the date so specified by Tenant in which event Tenant will be relieved of all further obligations hereunder as to such space if the sublease is for the remainder of the Lease term, (ii) to permit Tenant to assign or sublet such space to the named assignee/subtenant on the terms and conditions set forth in the notice, or (iii) to refuse consent, which refusal shall set forth Landlord's reasons therefore. If Landlord should fail to notify Tenant in writing of such election within said ten (10) day period, Landlord shall be deemed to have elected option (iii) above. If Landlord exercises its option to terminate this Lease in part in the event Tenant desires to sublet or assign part of the Premises for the remainder of the Lease term, then (i) this Lease shall end and expire, with respect to such part of the Premises, on the date upon which the proposed sublease was to commence, and (ii) from and after such date, the Base Monthly Rent and Tenant's allocable share of all other costs and charges shall be adjusted, based upon the proportion that the rentable area of the Premises remaining bears to the total rentable area of the Premises. If Landlord does not exercise its option to terminate this Lease, Landlord's consent (which must be in writing and in form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld, provided and upon condition that: (i) the proposed assignee or subtenant is engaged in a business that is limited to the use expressly permitted under this Lease; (ii) the proposed assignee or subtenant is a company with sufficient financial worth and management ability to undertake the financial obligation of this Lease, and Landlord has been furnished with reasonable proof thereof; (iii) the proposed assignment or sublease shall be in form reasonably satisfactory to Landlord; (iv) Tenant shall reimburse Landlord on demand for any costs that may be incurred by Landlord in connection with said assignment or sublease, including the costs of making investigations as to the acceptability of the proposed assignee or subtenant and legal costs incurred in connection with the granting of any requested consent, not to exceed $1,000 in the aggregate. In the event all or any one of the foregoing conditions are not satisfied, Landlord shall be considered to have acted reasonably if it withholds its consent.

            Landlord's prior consent shall not be required for any assignment, sublease or other transfer of Tenant's interest in the Premises or the Lease to any corporation with which Tenant may merge or consolidate or become affiliated as a parent, subsidiary, holding company or otherwise, or to an entity in which Tenant has a controlling interest. However, Tenant shall give Landlord prior notice of any such assignment, sublease or other transfer of Tenant's interest. A subsequent public offering and sale of stock in Tenant's business, or a transfer of any amount of Tenant's stock shall not constitute an assignment of the Lease.

            B. Assignment or Subletting Consideration: Any rent or other economic consideration realized by Tenant under any such sublease and assignment in excess of the rent payable hereunder (including an allocation of the purchase price attributable to Tenant's leasehold interest in the event of a sale of the Tenant's business), after the net unamortized cost of the Tenant Improvements for which Tenant has itself paid from sources other than the Work Allowance, and reasonable subletting and assignment costs, shall be divided and paid fifty percent (50%) to Landlord and fifty percent (50%) to Tenant. The above provisions relating to Landlord's right to terminate the Lease and relating to the allocation of bonus rent are independently negotiated terms of the Lease, constitute a material inducement for the Landlord to enter into the Lease, and are agreed as between the parties to be commercially reasonable. No assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease. Any assignment or subletting which conflicts with the provisions hereof shall be void.

            C. No Release: Any assignment or sublease shall be made only if and shall not be effective until the assignee or subtenant shall execute, acknowledge and deliver to Landlord an agreement, in form and substance satisfactory to Landlord, whereby the assignee or subtenant shall assume all of the obligations of this Lease on the part of Tenant to be performed or observed and shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such sublease or assignment and the acceptance of rent by Landlord from any subtenant or assignee, Tenant shall and will remain fully liable for the payment of the rent and additional rent due, and to become due hereunder, for the performance of all of the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and for all acts and omissions of any licensee, subtenant, assignee or any other person claiming under or through any subtenant or assignee that shall be in violation of any of the terms and conditions of this Lease, and any such violation shall be deemed to be a violation by Tenant. Tenant shall further indemnify, defend and hold Landlord harmless from and against any and all losses, liabilities, damages, costs and expenses (including reasonable attorney fees) resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any real estate brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

            D. Effect of Default: In the event of Tenant's default, Tenant hereby assigns all rents due from any assignment or subletting to Landlord as security for performance of its obligations under this Lease and Landlord may collect such rents as Tenant's Attorney-in-Fact, except that Tenant may collect such rents unless a default occurs as described in Article 22 and 24 above. The termination of this Lease due to Tenant's default shall not automatically terminate any assignment or sublease then in existence; at the election of Landlord, such assignment or sublease shall survive the termination of this Lease and, upon such election, the assignee or subtenant shall attorn to Landlord and Landlord shall undertake the obligations of the Tenant under the sublease or assignment; provided the Landlord shall not be liable for prepaid rent, security deposits or other defaults of the Tenant to the subtenant or assignee, or any acts or omissions of Tenant, its agents, employees, contractors or invitees.

      30. CONDEMNATION: If any part of the Premises shall be taken for any public or quasipublic use, under any statute or by right of eminent domain or private purchase in lieu thereof, and only a part thereof remains which is susceptible of occupation hereunder, this Lease shall as to the part so taken, terminate as of the day before title shall vest in the condemnor or purchaser ("Vesting Date"), and the Base Monthly Rent payable hereunder shall be adjusted so that the Tenant shall be required to pay for the remainder of the Lease Term only such portion of such Base Monthly Rent as the value of the part remaining after such taking bears to the value of the entire Premises prior to such taking; but in such event Landlord shall have the option to terminate this Lease as of the Vesting Date. If all of the Premises, or such part thereof be taken so that there does not remain a portion susceptible for occupation hereunder, this Lease shall thereupon terminate on the Vesting Date. If twenty-five percent (25%) or more of the Premises shall be taken, Landlord and Tenant shall each have the right to terminate the Lease. If either Tenant or Landlord intends to terminate the Lease such party shall notify the other within sixty (60) days after such taking and the Lease shall be terminated on the date set forth in such notice, which date shall be within thirty (30) days of the date of such notice. If a part or all of the Premises be taken, all compensation awarded upon such taking shall go to the Landlord and the Tenant shall have no claim thereto but Landlord shall cooperate with Tenant, without cost to Landlord, to recover compensation for damage to or taking of any Alterations, Tenant Improvements paid for by Tenant from sources other than the Work Allowance, business goodwill, and for Tenant's moving costs. Tenant hereby waives the provisions of California Code of Civil Procedures Section 1265.130 and any other similarly enacted statue are waived by Tenant and the provisions of this Article 30 shall govern in the case of such taking.

      31. EFFECTS OF CONVEYANCE: The term "Landlord" as used in this Lease, means only the owner for the time being of the Premises so that, in the event of any sale or other conveyance of the Premises, or in the event of a master lease of the Premises, the Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of the "Landlord" hereunder, and it shall be deemed and construed, without further agreement between the parties, or the master tenant of the Premises, that the purchaser or master tenant of the Premises has assumed and agreed to carry out any and all covenants and obligations of the Landlord hereunder. Such transferor shall transfer and deliver Tenant's security deposit to the purchaser at any such sale or the master tenant of the Premises, and thereupon the such transferor shall be discharged from any further liability in reference thereto. The release of Landlord from any liability accruing after the date Landlord transfers title to the Premises and the agreement by Tenant to look solely to Landlord's successor-in-interest shall be conditioned upon (a) delivery to Landlord's successor of any and all funds in the hands of Landlord at the time of the transfer in which Tenant has an interest, or in lieu thereof, delivery of such funds to Tenant; (b) the assumption, in writing, of all of Landlord's obligations under the Lease by Landlord's successor in interest.

      32. SUBORDINATION: This Lease is subject and subordinate to ground and underlying leases, mortgages and deeds of trust (collectively "Encumbrances") which may now affect the Premises, to any covenants, conditions or restrictions of record, and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, that the holder or holders of any such Encumbrance ("Holder") execute a non-disturbance agreement in a form suitable to Tenant to the effect that the Lease shall not be terminated in the event of any default under any ground lease or underlying lease or any foreclosure or sale pursuant to the terms of any mortgage or deed of trust, so long as Tenant is not in default (after the expiration of all applicable cure periods) under the terms of the Lease. If any Holder shall require that this Lease be prior and superior to such Holder's Encumbrance, within seven (7) days after written request of Landlord to Tenant, Tenant shall execute, have acknowledged and deliver any and all documents or instruments, in the form presented to Tenant, which Landlord or Holder deems necessary or desirable for such purposes. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all Encumbrances which are now or may hereafter be executed covering the Premises or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided only, that Holder executes a non-disturbance agreement for the benefit of Tenant which provides that in the event of termination of any such lease or upon the foreclosure of any such mortgage or deed of trust, Holder agrees to recognize Tenant's rights under this Lease as long as Tenant is not then in default and continues to pay the Base Monthly Rent and additional rent and observe and perform all the provisions of this Lease to be observed and performed by Tenant. Within ten (10) days after Landlord's written request, Tenant shall execute any and all documents required by Landlord or the Holder to make this Lease subordinate to any lien of the Encumbrance. If Tenant fails to do so, then in addition to such failure constituting a default by Tenant, it shall be deemed that this Lease is so subordinated to such Encumbrance. Notwithstanding anything to the contrary set forth in this paragraph Tenant hereby attorns and agrees to attorn to any entity purchasing or otherwise acquiring the Premises at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under such encumbrance.

      Landlord agrees to deliver to Tenant, within sixty (60) days after the date hereof, a non-disturbance agreement in form and substance reasonably satisfactory to Tenant, executed by any lender which currently holds a deed of trust which encumbers any property of which the Premises are a part as of the date of execution of this Lease.

      33. WAIVER: The waiver by Landlord of any breach of any term, covenant or condition, herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No payment by Tenant or receipt by Landlord of a lesser amount than any installment of rent due shall be deemed to be other than payment on account of the amount due. No delay or omission in the exercise of any right or remedy by Landlord shall impair such right or remedy or be construed as a waiver thereof by Landlord. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute acceptance of the surrender of the Premises by Tenant before the Expiration Date (only written notice from Landlord to Tenant of acceptance shall constitute such acceptance of surrender of the Premises). Landlord's consent to or approval of any act by Tenant which require Landlord's consent or approvals shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

      34. HOLDING OVER: Any holding over after the termination or Expiration Date with Landlord's consent, shall be construed to be a tenancy from month to month, terminable on thirty (30) days written notice from either party, and Tenant shall pay Base Monthly Rent to Landlord at a rate equal to one hundred thirty-three percent (133%) of the Base Monthly Rent due in the month preceding the termination or Expiration Date plus all other amounts payable by Tenant under this Lease. Any holding over shall otherwise be on the terms and conditions herein specified, except those provisions relating to the Lease Term and any options to extend or renew, which provisions shall be of no further force and effect following the expiration of the applicable exercise period. Tenant shall indemnify, defend, and hold Landlord harmless from all loss or liability (including, without limitation, any loss or liability resulted from any claim against Landlord made by any succeeding tenant) resulting from Tenant's failure to timely surrender the Premises to Landlord and losses to Landlord due to lost opportunities to lease the Premises to succeeding tenants.

      35. SUCCESSORS AND ASSIGNS: The covenants and conditions herein contained shall, subject to the provisions of Article 29, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

      36. ESTOPPEL CERTIFICATES: Tenant shall at any time during the Lease Term, within ten (10)days following written notice from Landlord, execute and deliver to Landlord a statement in writing certifying, if true, (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification); (ii) the date to which the rent and other charges are paid in advance, if any; (iii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults if they are claimed; and (iv) such other information as Landlord may reasonably request. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrance of the Premises or Landlord's interest therein. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that: (i) this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) there are not uncured defaults in Landlord's performance. Tenant also agrees to provide the most current three (3) years of audited financial statements within five (5) days of a request by Landlord for Landlord's use in financing the Premises or Landlord's interest therein with commercial lenders.

      37. OPTION TO EXTEND THE LEASE TERM:

            A. Grant and Exercise of Option: Landlord hereby grants to Tenant, upon and subject to the terms and conditions set forth in this Article, one (1) option (the "Option") to extend the Lease Term for an additional term (the "Option Term") of one hundred twenty (120) months. Such Option shall be exercised, if at all, by written notice to Landlord no earlier than the date that is twelve (12) months prior to the Expiration Date but no later than the date that is nine (9) months prior to the Expiration Date. If Tenant exercises the Option, each of the terms, covenants and conditions of this Lease except this paragraph shall apply during the Option Term as though the expiration date of the Option Term was the date originally set forth herein as the Expiration Date, provided that the Base Monthly Rent to be paid by Tenant during the Option Term shall be the greater of (i) 90% of the Base Monthly Rent payable for the first month of the original Lease Term as provided in Article 4 of this Lease, or (ii) ninety five percent (95%) of the Fair Market Rental, as hereinafter defined, for the Premises for the Option Term. Anything contained herein to the contrary notwithstanding, if Tenant is in monetary or material non-monetary default under any of the terms, covenants or conditions of this Lease either at the time Tenant exercises the Option or at any time thereafter prior to the commencement date of the Option Term, Landlord shall have, in addition to all of Landlord's other rights and remedies provided in this Lease, the right to terminate the Option upon notice to Tenant, in which event the expiration date of this Lease shall be and remain the Expiration Date. As used herein, the term "Fair Market Rental" for the Premises shall mean the rental and all other monetary payments including any escalations and adjustments thereto (including without limitation Consumer Price Indexing) then being obtained for new leases of space comparable in age and quality to the Premises in the locality of the Building that Landlord could obtain during the Option Term from a third party desiring to lease the Premises for the Option Term based upon the current use and other potential uses of the Premises. The appraisers shall be instructed that the foregoing five percent (5%) discount of the Fair Market Rental is intended to reduce comparable rents which include (i) brokerage commissions,
(ii) tenant improvement allowances, and (iii) vacancy costs, to account for the fact that Landlord will not suffer such costs in the event Tenant exercises its Option.

            B. Determination of Fair Market Rental: If Tenant exercises the Option, Landlord shall send to Tenant a notice setting forth the Fair Market Rental for the Premises for the Option Term within thirty (30) days following the Exercise Date. If Tenant disputes Landlord's determination of the Fair Market Rental for the Option Term, Tenant shall, within thirty (30) days after the date of Landlord's notice setting forth the Fair Market Rental for the Option Term, send to Landlord a notice stating that Tenant either (i) elects to terminate its exercise of the Option, in which event the Option shall lapse and this Lease shall terminate on the Expiration Date, or (ii) disagrees with Landlord's determination of Fair Market Rental for the Option Term and elects to resolve the disagreement as provided in Article 37.C below. If Tenant does not send to Landlord a notice as provided in the previous sentence, Landlord's determination of the Fair Market Rental shall be the basis for determining the Base Monthly Rent to be paid by Tenant hereunder during the Option Term. If Tenant elects to resolve the disagreement as provided in Article 37.C below and such procedures shall not have been concluded prior to the commencement date of the Option Term, Tenant shall pay as Base Monthly Rent to Landlord the Fair Market Rental as determined by Landlord in the manner provided above. If the amount of Fair Market Rental as finally determined pursuant to Article 37.C below is greater than Landlord's determination, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the Fair Market Rental as so determined in Article 37.C below within thirty (30) days after the determination. If the Fair Market Rental as finally determined in Article 37.C below is less than Landlord's determination, the difference between the amount paid by Tenant and the Fair Market Rental as so determined in Article 37.C below shall be credited against the next installments of rent due from Tenant to Landlord hereunder.

            C. Resolution of a Disagreement over the Fair Market Rental: Any disagreement regarding the Fair Market Rental shall be resolved as follows:

                  1. Within thirty (30) days after Tenant's response to Landlord's notice to Tenant of the Fair Market Rental, Landlord and Tenant shall meet no less than two (2) times, at a mutually agreeable time and place, to attempt to resolve any such disagreement.

                  2. If within the thirty (30) day period referred to in (1) above, Landlord and Tenant can not reach agreement as to the Fair Market Rental, they shall each select one appraiser to determine the Fair Market Rental. Each such appraiser shall arrive at a determination of the Fair Market Rental and submit their conclusions to Landlord and Tenant within thirty (30) days after the expiration of the thirty (30) day consultation period described in (1) above.

                  3. If only one appraisal is submitted within the requisite time period, it shall be deemed to be the Fair Market Rental. If both appraisals are submitted within such time period, and if the two appraisals so submitted differ by less than ten percent (10%) of the higher of the, two, the average of the two shall be the Fair Market Rental. If the two appraisals differ by more than ten percent (10%) of the higher of the two, then the two appraisers shall immediately select a third appraiser who shall within thirty (30) days after his or her selection make a determination of the Fair Market Rental and submit such determination to Landlord and Tenant. This third appraisal will then be averaged with the closer of the two previous appraisals and the result shall be the Fair Market Rental.

                  4. All appraisers specified pursuant to this paragraph shall be members of the American Institute of Real Estate Appraisers with not less than ten (10) years experience appraising office and industrial properties in the Santa Clara Valley. Each party shall pay the cost of the appraiser selected by such party and one-half of the cost of the third appraiser.

                  5. Upon determination of Fair Market Rental (and the calculation of Base Monthly Rent as being the greater of (i) 95% of that value or (ii) 90% of the Base Monthly Rent payable for the first month of the original Lease Term as provided in Article 4 of this Lease) for an extension term. Tenant shall have the right to withdraw its exercise of its option to extend by giving Landlord notice of withdrawal within five (5) days of Tenant's receipt of notice of the determination. In the event Tenant does withdraw its option exercise, (i) Tenant shall pay all appraisal fees incurred by Landlord and Tenant in determining the Fair Market Rental, and (ii) the Lease shall be automatically extended for three (3) months beyond the original Lease termination date, with the Base Monthly Rent during such three (3) month period being as calculated based on the Fair Market Rental so determined. In the event Tenant does not withdraw its option exercise, then upon determination of the Base Monthly Rent for the extension period as described above, the parties shall execute a certificate specifying the Base Monthly Rent for such extension period.

      38. OPTIONS: All Options provided Tenant in this Lease are personal and granted to VeriFone, Inc. and are not exercisable by any third party should Tenant assign or sublet all or a portion of its rights under this Lease, unless Landlord consents to permit exercise of any option by any assignee or subtenant, in Landlord's sole discretion. In the event that Tenant hereunder has any multiple options to extend this Lease, a later option to extend the Lease cannot be exercised unless the prior option has been so exercised.

      39. QUIET ENJOYMENT: Upon Tenant's faithful and timely performance of all the terms and covenants of the Lease and except as otherwise provided in this Lease, Tenant shall quietly have and hold the Premises for the Lease Term and any extensions thereof.

      40. BROKERS: Tenant represents it has not utilized or contacted a real estate broker or finder with respect to this Lease other than Colliers Parrish International and Tenant agrees to indemnify, defend and hold Landlord harmless against any claim, cost, liability or cause of action asserted by any other broker or finder claiming through Tenant. Landlord agrees to pay Colliers Parrish International a leasing commission of Three Hundred Thousand Dollars ($300,000), with 50% payable upon full lease execution by Landlord and Tenant and approval of this Lease by Tenant's Board of Directors, and 50% being payable on the Commencement Date.

      41. LANDLORD'S LIABILITY: If Tenant should recover a money judgment against Landlord arising in connection with this Lease, and Landlord shall have obtained title to the Parcel, the judgment shall be satisfied only out of Landlord's interest in the Premises including the improvements and real property and neither Landlord or any of its partners, officers, directors, agents, trustees, shareholders or employees shall be liable personally for any deficiency. And furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

      42. BOARD OF DIRECTOR APPROVAL OF TENANT: Tenant represents and warrants that it is duly formed and in good standing, and that this Lease is binding upon said corporation in accordance with its terms.

      Notwithstanding the foregoing, this Lease is subject to and conditioned upon Tenant obtaining approval of this Lease and Tenant's execution thereof, by Tenant's Board of Directors on or prior to October 22, 1996. In the event Tenant is unsuccessful in obtaining said Board of

Director approval of this Lease and Tenant's execution thereof on or before October 22, 1996, Tenant shall have the right to cancel and terminate this Lease by giving Landlord written notice of such cancellation and termination within three (3) business days after October 22, 1996. In the event Tenant so cancels and terminates this Lease, Tenant shall be responsible for the reimbursement to Landlord of the following amounts as a cancellation fee ("Cancellation Fee"), within fifteen (15) days after submission to Tenant of invoices and receipts for such amounts (with Tenant's obligation to pay the Cancellation Fee surviving the termination of this Lease):

            A. The non-refundable loan commitment fees, application fees or standby letter of credit costs and payments actually paid and incurred by Landlord in obtaining the financing from Metropolitan Life for the construction of the Building, not to exceed Six Hundred Sixty Eight Thousand Dollars ($668,000) in the aggregate, to the extent the financing and loan commitment fees are actually paid to Metropolitan Life and/or the standby letter of credit is actually drawn upon by Metropolitan Life (as substantiated with receipts, bank invoices, etc.), and such amounts are not applied towards another one of Landlord's projects financed by Metropolitan Life.

            B. The design fees and expenses incurred by Landlord for the design of the Building up through the date of termination of this Lease by Tenant.

            C. Any planning review fees charged by the City of Santa Clara up through the date of termination of this Lease incurred by Landlord in connection with the review of the Building design.

      This foregoing Cancellation Fee shall be Landlord's sole and exclusive remedy in the event of a cancellation of this Lease by Tenant pursuant to this
Section 42.

      In the event Tenant is successful in obtaining approval of this Lease by its Board of Directors, Tenant shall provide Landlord with corporate resolutions authorizing the execution of the Lease.

      43. TRANSPORTATION DEMAND MANAGEMENT PROGRAMS: Intentionally deleted.

      44. RIGHT OF FIRST REFUSAL TO PURCHASE: Landlord hereby grants Tenant a right of first refusal to purchase the Premises. Prior to Landlord accepting any bonefide offer to purchase the Premises from a third party, Landlord shall give Tenant written notice of such offer and the terms and other information constituting such offer to purchase the Premises. Provided at the time of exercise, Tenant is not in default, Tenant shall have the option, which must be exercised, if at all, by written notice to Landlord within ten (10) days after Tenant's receipt of Landlord's notice, to purchase the Premises at the sales price and terms of sale specified in the notice. In the event Tenant timely exercises such option to purchase the Premises, Landlord shall sell the Premises to Tenant, and Tenant shall purchase the Premises from Landlord in accordance with the price and terms specified in Landlord's notice. Landlord and Tenant shall, in good faith, attempt to reach agreement on the terms of a mutually acceptable purchase agreement consistent with the terms set forth in Landlord's notice within thirty (30) days of Landlord's notice. In the event (i) Landlord and

Tenant are unable to reach agreement on a mutually acceptable purchase agreement within such thirty (30) day period or (ii) Tenant fails to exercise Tenant's option within said ten (10) day period, Landlord shall have one hundred eighty
(180) days thereafter to sell the Premises at no less than the sales price and upon the same or substantially the same other terms of sale as specified in the notice to Tenant. In the event Landlord fails to sell the Premises within said one hundred eighty (180) day period or in the event Landlord proposes to sell the Premises at less than the sales price or on other material terms which are more favorable to the prospective tenant than that proposed to Tenant, Landlord shall be required to resubmit such offer to Tenant in accordance with this Right of First Refusal.

      This Right of First Refusal shall automatically terminate upon the expiration or sooner termination of the Lease. In addition, this Right of First Refusal shall not apply to a foreclosure or other involuntary transfer of Landlord's interest in the Premises, but the Right of First Refusal shall remain in full force and effect thereafter. The parties agree to execute a Memorandum of this Right of First Refusal to Purchase, which Memorandum Tenant shall have the right to record in Santa Clara County. Notwithstanding the foregoing, this Right of First Refusal shall not apply to transfers of all or a portion of the Premises to (i) John A. Sobrato and/or John M. Sobrato (individually and collectively "Sobrato"), (ii) any immediate family member of Sobrato, (iii) any trust established, in whole or in part, for the benefit of Sobrato and/or any immediate family member of Sobrato, (iv) any partnership in which Sobrato or any immediate family member, either directly or indirectly (e.g., through a partnership or corporate entity or a trust) retains a general partner interest, and/or (v) any corporation under the control, either directly or indirectly, by Sobrato or any immediate family member of Sobrato.

      45. DISPUTE RESOLUTION: Except for the failure by Tenant to timely pay the Base Monthly Rent, any controversy, dispute, or claim of whatever nature arising out of, in connection with, or in relation to the interpretation, performance or breach of this agreement, including any claim based on contract, tort, or statute, shall be resolved at the request of any party to this agreement through a two-step dispute resolution process administered by JAMS or another judicial and mediation service mutually acceptable to the parties involving first mediation, followed, if necessary, by final and binding arbitration administered by and in accordance with the then existing rules and practice of the judicial and mediation service selected, and judgment upon any award rendered by the arbitrators) may be entered by any State or Federal Court having jurisdiction thereof.

      46. MISCELLANEOUS PROVISIONS:

            A. Rent: All monetary sums due from Tenant to Landlord under this Lease, including, without limitation those referred to as "additional rent", shall be deemed to be rent.

            B. Management Fee: Intentionally deleted.

            C. Performance by Landlord: If Tenant fails to perform any obligation required under this Lease or by law or governmental regulation, Landlord in its sole discretion may without notice and without releasing Tenant from its obligations hereunder or waiving any rights or remedies, perform such obligation, in which event Tenant shall pay Landlord as additional rent all sums paid by Landlord in connection with such substitute performance including interest as provided in Article 46.D below within ten (10) days following Landlord's written notice for such payment.

            D. Interest: All rent due hereunder, if not paid when due, shall bear interest at the maximum rate the parties are permitted to contract for under California law accruing from the date due until the date paid to Landlord.

            E. Rights and Remedies: All rights and remedies hereunder are cumulative and not alternative to the extent permitted by law and are in addition to all other rights and remedies in law and in equity.

            F. Survival of Indemnities: All indemnification, defense, and hold harmless obligations of Landlord and Tenant under this Lease shall survive the expiration or sooner termination of the Lease.

            G. Severability: If any term or provision of this Lease is held unenforceable or invalid by a court of competent jurisdiction, the remainder of the Lease shall not be invalidated thereby but shall be enforceable in accordance with its terms, omitting the invalid or unenforceable term.

            H. Choice of Law: This Lease shall be governed by and construed in accordance with California law. Venue shall be Santa Clara County.

            I. Time: Time is of the essence hereunder.

            J. Entire Agreement: This instrument contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner other than by an agreement in writing signed by all of the parties hereto or their respective successors in interest. This Lease supersedes and revokes all previous negotiations, letters of intent, lease proposals, brochures, agreements, representations, promises, warranties, and understandings, whether oral or in writing, between the parties or their respective representatives or any other person purporting to represent Landlord or Tenant.

            K. Representations: Tenant acknowledges that neither Landlord nor any of its employees or agents have made any agreements, representations, warranties or promises with respect to the demised Premises or with respect to present or future rents, expenses, operations, tenancies or any other matter. Except as herein expressly set forth herein, Tenant relied on no statement of Landlord or its employees or agents for that purpose.

            L. No Presumption Against Drafter: Landlord and Tenant understand, agree, and acknowledge that: (i) this Lease has been freely negotiated by both parties; and (ii) that, in any controversy, dispute, or contest over the meaning, interpretation, validity, or enforceability of this Lease or any of its terms or conditions, there shall be no inference, presumption, or conclusion drawn whatsoever against either party by virtue of that party having drafted this Lease or any portion thereof.

            M. Headings: The headings or titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

            N. Exhibits: All exhibits referred to are attached to this Lease and incorporated by reference and are set forth below:

            Exhibit "A"    Premises, Building & Project
            Exhibit "B"    Shell Plans and Specifications
            Exhibit "C"    Building Shell Definition
            Exhibit "D"    Option to Lease
            Exhibit "E"    Tenant Improvement Plans and Specifications

            O. Reasonable Consent. Except as limited elsewhere in this Lease, wherever in this Lease Landlord or Tenant is required to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the day and year first above written.



Landlord: Sobrato Interests III
a California Limited Partnership


By:  /s/ ILLEGIBLE SIGNATURE
   -----------------------------


Title:  /s/ ILLEGIBLE
      --------------------------



Tenant: VeriFone, Inc.
a Delaware Corporation


By:  /s/ ILLEGIBLE SIGNATURE
   -----------------------------


Title:  SR. VP FINANCE/CFO
      --------------------------


Agreed to and Consented to by:

Sobrato Development Companies,
a California General Partnership


By:  /s/ ILLEGIBLE SIGNATURE
   -----------------------------


Title:  GENERAL PARTNER
      --------------------------

                                   EXHIBIT A



                                     [MAP]

                  EXHIBIT "B" - Shell Plans and Specifications

1. Plans and Specifications prepared by DES Architects dated September 6, 1996 (Job No. 8052.03)

               SHEET NO.                          SHEET NAME
               A1.1                               Site Plan
               A2.1                               First Thru Fourth Floor Plans
               A2.2                               Fifth Floor & Roof Plan
               A3.1                               Exterior Elevations
               A3.2                               Exterior Elevations
               A3.3                               Exterior Elevations
               A3.4                               Wall Sections
               A3.5                               Wall Sections

2. Landscape Concept Plan prepared by Guzzardo and Associates dated August 16, 1996

                          EXHIBIT "C" SHELL DEFINITION

     The Building Shell shall be a five-story structure with 100% of the perimeter containing glass. The shell shall include the following:

1.   Building Structure

     (a) Foundations including footing piers, caissons, pilings, grade beams, foundation walls or other building foundation components required to support the building structure.

     (b) Five inch (5") thick concrete slab on grade with welded wire mesh and any other reinforcing or structural connections that may be necessary or required as specified by structural engineer.

     (c) Lightweight braced-frame steel structure with metal deck and concrete topping over steel beams does include framing for HVAC units and framing for HVAC duct shafts and elevator shafts and HVAC units on curbs.

     (d) High performance glass with GFRC exterior building skin. All six (6) exterior doors; door closers and locking devises as necessary. R-19 insulation at roof only and fire safing are included. Exterior wall insulation is not included. Building is fireproofed.

     (e) Four (4) ply built-up roofing with cap sheet by Owens-Corning, John Manville, or equal, and all flashings over a rigid insulation board. Roof hatches and walking surfaces are included. All exterior soffits are included.

     (f) Exterior painting where required, all caulking of exterior GFRC and glass.

     (g) Building stairs - Two sets of metals stairs with concrete pans from ground floor to 5th floor and handrails as required by code. A code complaint ships ladder to the roof is included.

     (h)  Trellis is included as a $100,000.00 allowance.

     (i)  $31,000.00 is allowed for an exterior canopy.

     (j)  Standard trash enclosure.

2.   Sitework

     (a) All work outside the building perimeter walls shall be considered site work for the Building Shell and shall include grading, asphalt concrete, paving, landscaping, landscape irrigation, storm drainage, utility service laterals, curbs, gutters, sidewalks, specialty paving (if required; i.e. reinforced roadway section to truck doors), retaining walls, planters, parking lot and landscape lighting, and other exterior lighting per code.

     (b) Paving sections for automobile and truck access shall be according to the Geologic Soils Report.

     (c)  All parking lot striping to include handicap spaces and signage.

     (d) Underground site storm drainage system shall be connected to the city storm system main.

3.   PLUMBING

     (a) Underground sanitary sewer laterals.

     (b) Domestic water main connected to the city water main in the street and stubbed to the building.

     (c) Rood drain leaders and downspouts piped and connected to site storm drainage system.

     (d) Gas lines connected to the city public utility main and run to gas meters adjacent to, and in close proximity to the building. The meter is supplied by the utility company.

4.   ELECTRICAL

     (a) A primary electrical raceway service from the street to the building, including underground conduit, wire feeders and transformer pads. Underground conduit and secondary feeders from transformer pads into the building.

     (b) Underground conduit from the street to the building for telephone trunk lines by Pacific Telephone.

     (c) An electrically operated landscape irrigation system, with controller, that is a complete and functioning system.

     (d) Underground conduit from the building to the main fire protection system post indicator valve (PIV) for installation of supervisory alarm wiring.

     (e) Four (4) 4" conduits stubbed out to Phase II (T.L. allowance of $5,000.00).

5.   FIRE PROTECTION

     (a) Fire sprinkler rises to 6" above slab.

6. All improvements not generally within scope of the Building Shell as defined above shall be considered Tenant Improvements.

                         EXHIBIT "D" - Option to Lease

Recitals:

            A. As part of the consideration for Tenant entering into the Lease, Landlord is willing to grant to Tenant an option to lease a building to be constructed on the "Option Land" as defined in the Lease outlined on Schedule I (portion of APN 104-04-145). Such building currently does not exist, but Landlord is willing, subject to the conditions set forth herein, to construct the building if Tenant exercises such option to lease, all pursuant to the teams and conditions set forth below. Such building and property is herein referred to as the "Option Building."

            B. The parties now wish to document the terms of such option to lease the Option Building.

NOW, THEREFORE, in consideration of the execution of the Lease by both parties, and in consideration of the mutual covenants set forth below, the parties agree as follows:

            1. Grant of Option/Consideration. Landlord hereby grants to Tenant an option to lease the Option Building (the "Option") subject to the terms and conditions set forth in this Agreement. Tenant agrees to pay Landlord each month commencing with the date Landlord acquires title to the Parcel and provides Tenant with the Owner's Policy (assuming Tenant has not terminated this Lease due to the failure of Landlord to acquire the Parcel and provide Tenant with the Owner's Policy by November 4, 1996, as provided in Article 4.A of the Lease, or obtain certain building permits from the City of Santa Clara by December 31, 1996, as provided in Article 7.H of the Lease) until the date of exercise of the Option, the sum of Twenty Three Thousand and No / 100 Dollars ($23,000.00) (prorated for any partial month) as consideration for the Option ("Option Fee"). In the event Tenant terminates the Lease pursuant to Article 4.A or 7.H of the Lease, Tenant shall not be required to pay any Option Fee. In the event Tenant does not so terminate the Lease, the Option Fee shall commence on the date Landlord acquires Title to the Parcel and provides Tenant with the Owner's Policy, however the Option Fee for the period commencing on the date Landlord acquires Title to the Parcel and provides Tenant with the Owner's Policy up through and including December 31, 1996, and the Option Fee for the month of January, 1997, shall be due an payable on January 10, 1997.

            2. Term of Option. Tenant shall be entitled, subject to paragraph 3 below, to exercise the Option at any time prior to the earlier to occur of (i) the date Tenant fails to make an option payment specified in Article 1 above, or
(ii) thirty six (36) months following the date of this Lease. Such period shall herein be referred to as the "Option Period."

            3. Exercise of Option. Tenant shall exercise the Option only by delivery of written notice to Landlord within the Option Period of such exercise ("Exercise Date"). Tenant shall be entitled to exercise the Option only if at the time of such exercise Tenant is not in uncured default under the terms of the Lease.

            4. Conditions Precedent. Landlord's obligation to construct the Option Building is expressly conditioned upon Landlord's ability within one hundred twenty (120) days of the Exercise Date to (i) secure a commitment from a lender to make a fixed rate non-recourse non-participating loan to Landlord in a minimum amount equal to eighty-five percent (85%) of Total Project Costs (as defined below), (ii) if required, to obtain a release of the land (parking) area for the Option Building from the existing lender on the Premises (which release Landlord shall use reasonable efforts to obtain, including the offering of alternative parking rights, etc.) and (iii) obtain all permits and governmental approvals necessary for the construction of the Option Building. In the event any of the foregoing conditions precedent are not satisfied, and Landlord is not obligated to construct the Option Building, Landlord shall promptly return to Tenant all Option consideration paid by Tenant to Landlord pursuant to Article 1 above.

            5. Lease of the Option Building. Within thirty (30) days after Tenant's exercise of the Option, Landlord and Tenant shall use reasonable efforts to enter into a written lease of the Option Building (the "Option Building Lease"). The Option Building Lease shall be on the same terms as the Lease, except as follows:

                  (a) The Premises shall be Option Building. References in the Lease format shall be changed in the Option Building Lease to refer to Option Building.

                  (b) Landlord shall provide 3.5 parking spaces per 1,000 square feet of leasable space within the Option Building. In the event the Option Building is in excess of 75,000 square feet, Landlord shall also construct, as a Building Shell Cost, a parking structure to accommodate the additional required parking.

                  (c) The term shall commence upon the date of Substantial Completion (as the term is defined in the Lease) of the Building Shell and Tenant Improvements for the Option Building ("Commencement Date"), and end on the twelfth (12th) anniversary thereof.

                  (d) Rent shall be payable beginning on the Commencement Date. Base Monthly Rent shall be determined utilizing the following formula:

                  After receipt of the final pricing for the Building Shell for the Option Building, Landlord shall determine Total Project Costs (as defined below) based on competitive bids. During this period Landlord shall also solicit permanent loan quotes from institutional lenders to determine the best available financing. Based on these inputs Landlord shall then apply the following formula to determine the Base Monthly Rent due under this Lease.

                  Base Monthly Rent shall be equal to one hundred twenty five percent (125%) of the product of the (i) Total Project Costs as defined below and (ii) the best non-participating fixed rate permanent loan with the lowest debt service constant available prior to the start of construction of the Building. The determination of which loan comprises the best available financing shall be made in good faith by both Landlord and Tenant.

                  Total Project Costs shall be equal to the sum of (i) the value of the land based on a land value of Sixteen and 58/100 Dollars ($16.58) per land square foot, (ii) payments by Landlord for labor and materials to contractors performing construction work in connection with the Building Shell, (iii) the Work Allowance. (iv) fees for building permits, licenses, inspection, utility connections or extensions, and any other fees imposed by governmental entities,
            (v) fees of engineers, architects, consultants and others providing professional services in connection with the construction of the Building, (vi) construction loan interest paid by Landlord including interest on Landlord's equity with respect to the construction of the Building, calculated at the reference rate charged by Union Bank plus one percent (1 %), (vii) loan fees payable for the permanent loan for the Building (viii) real property taxes and assessments levied against the Property during the period the Building is constructed. (ix) liability and builders risk insurance premiums and completion bond premiums paid by the general contractor with respect to the construction of the Building, and (x) an agreed amount for the general contractor's construction and development services including onsite and offsite supervision and management services.

                  For example, if Total Project Costs were $128 per square foot, and Landlord is able to obtain a 8.00% loan with a 20 year amortization, the Base Monthly Rent would be 125% X ($128 X.008364), or $1.34 per square foot.

                  (e) The Work Allowance shall be modified to (i) reflect a Work Allowance of Thirty and No/100 Dollars ($30.00), as adjusted upwards per the CPI from the time of the execution of the Lease to the time of exercise of the Option, times the number of gross rentable square feet of space in the Option Building, and (ii) require Tenant's submission to Landlord of its Working Drawings as set forth below in this Agreement.

                  (g) The Lease shall be amended to extend the original Lease Term so as to be coterminous with the original term of Option Building Lease. The rent for the Premises under the Lease during the extended term shall be increased per the CPI as set forth in the Lease.

                  (h) The parties shall execute a new lease agreement for the Option Building, which shall contain the same terms and conditions as the Lease (other than Base Monthly Rent and Work Allowance and Scheduled Commencement Date, and shall provide Tenant with an option to extend the Option Building Lease on the terms and conditions set forth in Article 37 of the Lease. The parties will establish a new Scheduled Commencement Date for the Option Building in the Option Building Lease.

      6. Construction of Shell and Tenant Improvements.

            (a) Within sixty (60) days after Tenant's exercise of the Option. Landlord shall deliver to Tenant plans and specifications for construction of the shell of Option Building (together called the "Shell Plans"). The Shell Plans shall contemplate construction of a building of between 70,000 and 150,000 square feet of leasable square feet. "Leasable Square Feet" shall include all square footage within the Option Building measuring from the exterior surface of exterior building walls as to each such floor, including any loading docks, balconies, or other recesses covered by a structural roof. The Shell Plans shall contemplate construction of a Building Shell of a design similar to the Building Shell of the Premises.

            (b) Within sixty (60) days after Tenant's receipt of the Shell Plans, Tenant shall submit to Landlord, for Landlord's approval, Working Drawings respecting Tenant Improvements that Tenant desires Landlord to construct in the Option Building. General Contractor shall commence construction of the Option Building as soon as reasonably possible after removal of the conditions precedent outlined in paragraph 4, and continue diligently to construct the same until completion thereof in accordance with the Shell Plans. All costs of construction of the Building Shell of the Option Building shall be borne solely by Landlord. The costs included within the Building Shell construction shall be as set forth in Exhibit "C" of the Lease. All costs of Tenant Improvements in excess of the Work Allowance shall be borne solely by Tenant.

      7. Memorandum of Option. The parties shall record within ten (10) days after execution of this Agreement by both parties hereto a short form memorandum of this Agreement in form reasonably satisfactory to both parties against title to the Property.

      8. Successors. The Option provided Tenant in this Agreement is personal and granted to VeriFone, Inc. and are not exercisable by any third party should Tenant assign or sublet all or a portion of its rights under this Lease, unless Landlord consents to permit exercise of any option by any assignee or subtenant, in Landlord's sole discretion. Except as previously provided, the terms and provisions hereof shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. In no event, however, shall any lender be obligated to perform the terms this Option in the event of a foreclosure of Landlord's interest in the Premises or the Property.

      9. Quitclaim Deed. In the event Tenant does not exercise the Option within the Option Period or upon sooner termination of this Agreement, then upon request to do so by Landlord, Tenant shall execute and acknowledge a quitclaim deed transferring any right, title, or interest it may have in and to the Property to Landlord or Landlord's designee. Such quitclaim deed shall be in form reasonably designed to effectuate the foregoing and shall be delivered by Tenant to Landlord within five (5) days following Tenant's receipt thereof from Landlord.

                             Schedule 1 - Property



                                     [MAP]

                                   EXHIBIT "E"
                  ROUGH SPECIFICATIONS FOR TENANT IMPROVEMENTS

I.    BUILDING CORES

Work required to complete the "Cold Shell" to the tenant-ready level.

      A. ELEVATORS - Three (3) overhead traction elevators including 2 passenger and one swing freight complete with plastic laminate interiors, lighting, painted doors and jambs and carpeted floor. Construction of the penthouse and shaft walls is included.

      B. TOILET ROOMS - Men's and Women's toilet rooms on each floor with fixtures as required by National Plumbing Code and local ordinance for standard office occupancy. Includes tile floors and wet walls, metal partitions, tile counters, and construction including walls, doors lighting, etc.

      C. FIRE PROTECTION - Base building sprinkler system including risers and mains to all building areas.

      D. LIFE SAFETY - Base Building life safety systems including riser and panels for horn/strobes, etc.

      E. AIR CONDITIONING SYSTEM - Base building units (type to be defined), supply and return shafts, distribution loop to all building areas, and required rooftop construction including penthouse or roof screen.

      F. ELECTRICAL SYSTEM - Main switchgear, risers and power and lighting panels on each floor including construction of electrical room and electrical closets on each floor.

      G. BUILDING LOBBY - Improvement of main lobby with gyp board walls and ceilings, special lighting and stone flooring.

      F. PERIMETER WINDOW COVERINGS - Levelor blinds on all perimeter windows

II.   INTERIOR IMPROVEMENTS

      A. INTERIOR PARTITIONS - Standard non-rated walls for offices and other closed rooms for 30% of the space, and fire walls as required by code.

      B. DOORS - Stain grade interior doors with knock-down frames and standard hardware and sidelights

      C. CEILINGS - Non-rated, suspended acoustical 2 x 4 ceilings in all areas

      D. FLOOR COVERING - 32 oz. level loop carpet with rubber base in all office areas. Vinyl tile in coffee, work, and file rooms.

      E. PAINTING - All interior partitions, perimeter and core walls

      F. SPECIALTIES - Projection screens, fire extinguishers, etc.

III.  MECHANICAL - Includes the following:

      A. HVAC - VAV boxes and secondary distribution to individual zones, including controls. Zones are at 600 sf each

      B. PLUMBING - As required for two sinks per floor for coffee rooms

      C. FIRE SPRINKLERS - drops from the main distribution loops as required by code

      D. ELECTRICAL - Includes the following:

            1. Lighting - 2 x 4 parabolic fixtures to provide for 1.5 watts per sf

            2 Special lighting - Dimmable downlights at each conference room and lobby

            3. Power - Convenience outlets as required to provide 6 watts per sf of office area plus special power for the main computer room and individual server rooms on each floor

            4. Lifesafety - Horns, strobes and other devices as required by code

                   [SOBRATO DEVELOPMENT COMPANIES LETTERHEAD]




November 29, 1999

Mr. Dan Kohlman
VeriFone, Incorporated
4988 Great America Parkway
Santa Clara, CA 95054

Dear Dan:

Back at the time the parties entered into the lease for 4988 Great America Parkway, it was known that a second building would be constructed on the site along with a parking structure. The lease provides that the parties will work together to come to agreement regarding the use of and allocation of the costs associated with the common areas utilized by VeriFone and the tenant in the new building. Now that the new building is nearing completion, we have amended the original declaration of easements and covenants to address the use of maintenance of the common area after construction of the new building.

We are very close to leasing the new building to Brio Technology and thus want to verify that the enclosed amendment is acceptable to both tenants prior to recordation and that both tenants will agree to be bound by its terms. We thus ask that you please review the enclosed and advise me on any comments that you may have within the next two weeks. We have also requested the same of Brio.

Please also feel free to give me a call should you wish to discussed the enclosure by phone.

Best regards,


/s/ JOHN M. SOBRATO
John M. Sobrato
General Partner
johnm@sobrato.com

                               WISE & SHEPARD LLP
                               COUNSELLORS AT LAW
                           3030 HANSEN WAY, SUITE 100
                       PALO ALTO, CALIFORNIA 94304-1006    TELEPHONE: ILLEGIBLE
                                                           TELECOPIER: ILLEGIBLE


                                October 23, 1997

VIA FACSIMILE

Mr. Jonathan Rivin
Springs Rivin Detwiler Dudnick Stikker
351 California Street, 15th Floor
San Francisco, CA 94104

      Re:   Sobrato/VeriFone, Inc. Subordination

Dear Jonathan

      I have reviewed the revised Estoppel Certificate and Subordination, Nondisturbance and Attornment Agreement you faxed me on October 15, 1997.

      The Estoppel Certificate is now in acceptable form. The following are my final comments to the Subordination, Nondisturbance and Attornment Agreement:

1.    Section 3:

      Revise (iv) as follows:

            "(iv) bound by any amendment or modification of the Lease, including any amendment, modification or other agreement to terminate the Lease (EXCEPT FOR ANY TERMINATION MADE PURSUANT TO THE PROVISIONS OF THE LEASE) made without the written consent of Beneficiary;"


      Add to end of Section 3:

            "LANDLORD CONFIRMS THAT SUBSEQUENT TO BENEFICIARY'S ACQUISITION OF TITLE TO THE PROPERTY, LANDLORD SHALL CONTINUE TO (i) REMAIN LIABLE TO TENANT FOR ANY ACT OR OMISSION OF LANDLORD TO THE EXTENT LANDLORD WOULD HAVE BEEN LIABLE TO TENANT FOR SUCH ACT OR OMISSION NOTWITHSTANDING BENEFICIARY'S ACQUISITION OF TITLE TO THE PROPERTY;
            (ii) REMAIN SUBJECT TO ANY OFFSETS OR DEFENSES THAT TENANT MAY HAVE HAD AGAINST LANDLORD UNDER THE LEASE; (iii) BE BOUND BY ANY RENT OR ADDITIONAL RENT WHICH TENANT MIGHT HAVE PAID IN ADVANCE TO LANDLORD FOR A PERIOD IN EXCESS OF ONE MONTH OR FOR ANY SECURITY, DEPOSIT, CLEANING DEPOSIT OR OTHER SUM THAT TENANT MAY HAVE PAID IN ADVANCE TO LANDLORD; AND (iv) BE OBLIGATED TO TENANT WITH RESPECT TO THE REPRESENTATIONS AND WARRANTIES MADE

WISE & SHEPARD LLP

     Mr. Jonathan Rivin
     October 23, 1997
     Page 2


            BY LANDLORD TO TENANT AS SET FORTH IN THE LEASE TO THE EXTENT LANDLORD WOULD HAVE BEEN OBLIGATED TO TENANT FOR SUCH
            REPRESENTATIONS OR WARRANTIES NOTWITHSTANDING BENEFICIARY'S ACQUISITION OF THE PROPERTY.

2.    Section 4:

      Revise last line to read as follows:

            "in Exhibit D of the Lease by virtue of acquiring title TO THE PROPERTY pursuant to a Foreclosure Sale thereof, AND PROVIDED THAT THE LOAN IS NOT SECURED BY THE OPTION PARCEL."

3.    Section 9:

      Delete first sentence reading in full as follows:

            "Notwithstanding anything to the contrary contained herein, in the event that Beneficiary acquires title to the Premises or the Property, Beneficiary shall have no obligation nor incur any liability beyond the lesser of Beneficiary's then equity interest in the Premises or Five Million Dollars ($5,000,000)."

      Please give me a call if you have any questions or comments.


                                        Very truly yours,

                                        /s/ LISA
                                        Lisa Barton Armando
                                        of WISE & SHEPARD LLP

LBA:ke

cc:  C. Lindemer
     J. Sobrato

--------------------------------------------------------------------------------
CITY OF SANTA CLARA                                        1500 Warburton Avenue
BUILDING INSPECTION DIVISION                               Santa Clara, CA 95050
Office of the Building Official                          Phone #: (408) 261-5140
                                                             FAX: (408) 241-3823
================================================================================

                          - CERTIFICATE OF OCCUPANCY -

================================================================================

The enclosed Certificate of Occupancy is to be posted in a accordance with the 1994 Edition of the Uniform Administrative Code, Section 309.5. This section states that the "Certificate shall be posted in a conspicuous place on the premises and cannot be removed except by a building official".

Thank you for your cooperation.

                                        Building Inspection Division

                                        /s/ DAVID J. PASQUINELLI
                                        David J. Pasquinelli
                                        Building Official


COPOST.DOC(11/91)


--------------------------------------------------------------------------------

                              CITY OF SANTA CLARA

                    Certificate of Occupancy

CERTIFICATE #: 7348

      THIS CERTIFIES that A Five Story Type II F.R. Building (132,368 sq ft) located at 4988 Great America Parkway authorized under BUILDING PERMIT No. 113520 & 111916 been inspected for compliance with the UNIFORM BUILDING CODE as a GROUP B occupancy.
      Fully Sprinklered

Property Owner:     Sobrato Development Co.
                                           ----------------------------
Owners Address:     10600 N. DeAnza Blvd. #200, Cupertino, CA 95014
Date: 11/26/98

                              David J. Pasquinelli
                              Building Official

               Inspected By:
                            --------------------------------
                              Building Inspection Division


                Check with Inspection Division regarding any change of occupancy


                This certificate must be posted in a conspicuous place

          ASSIGNMENT AND ASSUMPTION OF TENANT'S INTEREST IN THE LEASE

Property Address: 4988 Great America Parkway, Santa Clara, California

VeriFone, Inc., a Delaware corporation, ("Assignor") does hereby assign, and Hewlett-Packard Company, a California corporation, ("Assignee") does hereby assume, all its rights title and interest and obligations in the lease between Sobrato Development Companies #961, a California limited partnership as Landlord and Assignor dated September 18, 1996. Landlord consents to such assignment and assumption.


Effective Date:
               --------------------


ASSIGNOR
VeriFone, Inc., a Delaware corporation


by:  /s/ ILLEGIBLE SIGNATURE
   --------------------------------


ASSIGNEE
Hewlett-Packard Company, a California corporation


by:  /s/ DAVID J. PASQUINELLI
   --------------------------------


LANDLORD
Sobrato Development Companies #961, a California limited partnership by:  /s/ JOHN M. SOBRATO
   --------------------------------

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

SOBRATO DEVELOPMENT COMPANIES
10600 North DeAnza Boulevard
Suite 200
Cupertino, CA  95014-2031

Attention: Michael Bruner

                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE
--------------------------------------------------------------------------------

        FIRST AMENDMENT TO DECLARATION OF RECIPROCAL EASEMENT EASEMENTS
                                 AND COVENANTS

     This First Amendment to Declaration of Reciprocal Easement, Easements and Covenants ("Amendment:) is made this ___ day of ________, 1999, by Sobrato Development Company #961. A California Limited Partnership ("Owner").

     A. Owner is the owner in fee of those certain parcels of real property (referred to herein individually as "Parcel 1" and "Parcel 2" and collectively as the "Parcels") located in the City of Santa Clara, County of Santa Clara, State of California. Owner, in its capacity as the fee owner of Parcel 1 is referred to herein as the "Parcel 1 Owner", and in its capacity as the fee owner of Parcel 2 is referred to herein as the "Parcel 2 Owner".

     B. On October 23, 1997, Owner recorded that certain Declaration of Reciprocal Easement, Easements and Covenants ("Declaration") in the office of the Recorder of the County of Santa Clara, State of California, as Document Number 13905495. The Declaration established certain easements benefiting the Parcels, as more particularly set forth therein. As of the date of recordation of the Declaration, the configuration of the Parcels was as more particularly described on Exhibit A and Exhibit B, respectively, attached to the Declaration.

     C. Pursuant to a Grant Deed executed by Declarant dated August 2, 1999, and recorded in the office of the Recorder of the County of Santa Clara, State of California concurrently herewith. Declarant caused the lot lines of the Parcels to be adjusted, to the effect that the Parcels are currently configured as more particularly described on Exhibit A attached hereto and made a part hereof.

     D. Due to the construction of improvements on Parcel 1, certain additional easements benefitting the Parcels are necessary. Owner now desires to amend the Declaration to provide for certain easements on, across, over and through the Parcels, as more particularly described herein. In addition, due to the lot line adjustment described in Recital C and construction of a driveway and the Parking Garage (defined in Section 1(e) below), portions of the Ingress/Egress Easement (as defined in and created by the Declaration) as shown on the Parcel Map (as defined in the Declaration) can be vacated, and Owner desires to grant an additional Ingress/Egress Easement to conform the Ingress/Egress Easement to the actual location of the driveway.

     NOW THEREFORE. Owner does hereby declare that (i) the Declaration is amended as set forth herein, and (ii) Parcel 1 and Parcel 2 are and shall be conveyed, hypothecated, encumbered, leased, occupied, built upon, or otherwise used, improved or transferred in whole or in part subject to the additional easements created upon severance of title to the Parcels and subject to additional quasi-easements created as of the date of this Amendment (both the additional easements and the additional quasi-easements are collectively referred to herein as the "Additional Easements").

     1.    Creation of Additional Easements.

          (a) Private Utility Easement. Upon recordation of this Amendment and Owner's conveyance of title to either of the Parcels, there shall be a non-exclusive easement for the purpose hereinafter stated, appurtenant to and for the benefit of Parcel 1 on, over, across and through those portions of Parcel 2 located in the Private Utility Easement Area (as hereinafter defined). This Private Utility Easement shall be deemed to have been created as of the recordation of this Amendment.

          (b) Additional Electrical Easement. Upon recordation of this Amendment and Owner's conveyance of title to either of the Parcels, there shall be a non-exclusive easement for the purpose hereinafter stated, appurtenant to and for the benefit of Parcel 1 on, over, across and through those portions of Parcel 2 located in the Additional Electrical Easement Area (as hereinafter defined). This additional Electrical Easement shall be deemed to have been created as of the recordation of this Amendment.

          (c) Emergency Vehicle Access Easements. Upon recordation of this Amendment and Owner's conveyance of title to either of the Parcels, there shall be (i) a non-exclusive easement for the purposes hereinafter stated, appurtenant to and for the benefit of Parcel 1 and the City of Santa Clara, on, over, across and through those portions of Parcel 2 located in the Emergency Vehicle Easement Area I (as hereinafter, defined), and (ii) a non- -exclusive easement for purposes hereinafter stated, appurtenant to and for the benefit of Parcel 2 and the City of Santa Clara (the "City") on, over, across and through those portions of Parcel 1 located in the Emergency Vehicle Easement Area II (as hereinafter defined). Emergency Vehicle Access Easement I and Emergency Easement Access Easement II are collectively referred to herein as the"Emergency Vehicle Access Easements. The Emergency Vehicle Access Easements shall be deemed to have been created as of the recordation of this Amendment. If required by the City, Owner (or the Parcel 1 Owner and/or the Parcel 2 Owner) shall have the right to grant both Emergency Vehicle Access Easements separately to the City, or to such other public agency as may be directed or required by the City, for emergency vehicle access to both Parcel 1 and Parcel 2.

          (d) Visitor Parking Easement. Upon recordation of this Amendment and Owner's conveyance of title to either of the Parcels, there shall be an exclusive easement for the purpose hereinafter stated, appurtenant to and for the benefit of Parcel 1 on that portions of Parcel 2 located in the Visitor Parking Easement Area (as hereinafter defined). This Visitor Parking Easement shall be deemed to have been created as of the recordation of this Agreement.

          (e) Parking Garage Easement. Upon recordation of this Amendment and Owner's conveyance of title to either of the Parcels, there shall be an exclusive easement for the purpose hereinafter stated, appurtenant to and for the benefit of Parcel 2 for the use of thirty-eight (38) parking spaces (the "Parcel 2 Spaces") within the parking garage constructed on Parcel 1 (the "Parking Garage") within that portion of the Parking designated as the Parking Garage designated as the Parking Garage Easement Area (as hereinafter defined) and for ingress and egress to and from and through the Parking Garage to access the Parcel 2 Spaces. The Parking Garage Easement shall be deemed to have been created as of the recordation of this Amendment.

        (f) Garage Access Easement. Upon recordation of this Amendment and Owner's conveyance of title to either of the Parcels, there shall be a non-exclusive easement for the purpose hereinafter stated, appurtenant to and for the benefit of Parcel 1 on, over, across and through that portion of Parcel 2 located in the Garage Access Easement Area (as hereinafter defined). This Garage Access Easement shall be deemed to have been created as of the recordation of this Amendment.

        (g) Garage Maintenance Easement. Upon recordation of this Amendment and Owner's conveyance of title to either of the Parcels, there shall be a non-exclusive easement for the purpose hereinafter stated, appurtenant to and for the benefit of Parcel 1 on, over, across and through those portions of Parcel 2 located in the Garage Maintenance Easement Area (as hereinafter defined). This Garage Access Basement shall be deemed to have been created as of the recordation of this Amendment.

        (h) Additional Ingress/Egress Easement. Upon recordation of this Amendment and Owner's conveyance of title to either of the Parcels, there shall be a non-exclusive easement for the purposes hereinafter stated, appurtenant to and for the benefit of Parcel 2 on, over, across and through that portions of Parcel 1 located in the Additional Ingress/Egress Easement Area (as hereinafter defined). This additional Ingress/Egress Easement shall be deemed to have been created as of the recordation of this Amendment.

        (i) Defined Terms. From and after the date of this Amendment, the term "Easements" as used in the Declaration shall mean and include the Additional Easements described above.

   2    Purposes of Easements.

        (a) Private Utility Easements. The Private Utility Easement herein created is for the purpose of providing of permitting the Owner of Parcel 1 to construct and maintain and repair private underground utilities including, without limitation, a private water line, storm sewer line and sanitary sewer line, across the Private Utility Easement Area. The Owner of Parcel 2 agrees that its use of surface of the Private Utility Easement Area shall not unreasonably interfere with or obstruct the installation, maintenance or repair of such private utilities.

        (b) Additional Electrical Easement. The Electrical Easement herein created is for the purpose of permitting the Owner of Parcel 1 to construct and maintain and repair private underground electrical facilities across the Electrical Easement Area. The Owner of Parcel 2 agrees that its use of surface of the Electrical Easement Area shall not unreasonably interfere with or obstruct the installation, maintenance or repair of such underground electrical facilities.

            (c) Emergency Vehicle Access Easements. The Emergency Vehicle Access Easements herein created are for the purpose of permitting emergency vehicles serving Parcel 1 and Parcel 2 non-exclusive vehicular access to and from Parcel 1 and Parcel 2 across the Emergency Vehicle Access Easement Areas to and from Old Ironsides Drive and to and from Great America Parkway. The Owner of Parcel 1 agrees that the use of the Emergency Vehicle Access Easement Area I shall not unreasonably interfere with or obstruct the business, operations and use of Parcel 2. The Owner of Parcel 2 agrees that the use of the Emergency Vehicle Access Easement Area II shall not unreasonably interfere with or obstruct the business, operations and use of Parcel I.

            (d) Visitor Parking Easement. The Visitor Parking Easement herein created is for the purpose of permitting the Parcel 1 Owner to provide twenty-seven (27) parking spaces, for the exclusive use by customers and invitees of the Parcel 1 Owner, its lessees and/or sublessees, and to construct, maintain and repair such parking spaces.

            (e) Parking Garage Easement. The Garage Parking Easement herein created is for the purpose of permitting the Parcel 2 Owner to use thirty-eight
(38) parking spaces within the Parking Garage, for the exclusive use of the Parcel 2 Owner, its lessees and/or sublessees, and for ingress and egress to and from and through the Parking Garage to access such spaces. Initially, the Parcel 2 Spaces shall not be specially designated for the exclusive use of the Parcel 2 Owner, and the Parcel 2 Owner (or its lessees or sublessees) shall have the right to use thirty-eight (38) parking spaces within the Parking Garage on a non-exclusive basis with the Parcel 1 Owner (or its lessees or sublessees). If either the Parcel 1 Owner or the Parcel 2 Owner is not satisfied with the administration and management of the use of spaces within the Parking Garage on a non-exclusive basis, the Parcel 2 Owner shall, at its cost, install appropriate striping and signage designating the Parcel 2 Spaces (in the locations identified on Exhibit G as the Garage Parking Easement Area, as the specific thirty-eight (38) spaces for the exclusive use of the Parcel 2 Owner or its lessee and/or sublessee). In such event, the parking spaces used by the Parcel 2 Owner shall be limited to the Parcel 2 Spaces, and the Parcel 2 Owner shall have no right to use any other spaces within the Parking Garage.

            (f) Garage Access Easement. The Garage Access Easement herein created is for the purpose of providing non-exclusive vehicular and pedestrian access to and from the Ingress/Egress Easement to and from the Parking Garage for the Parcel 1 Owner and its lessees, customers, invitees, licensees and subtenants, and maintenance of a portion thereof by the Parcel 1 Owner. The Garage Access Easement Area has been improved with a concrete apron and an asphalt driveway providing access to and from the Ingress/Egress Easement Area to and from the Garage.

            (g) Garage Maintenance Easement. The Garage Maintenance Easement herein created is for the purpose of allowing the Parcel 1 Owner non-exclusive use of the Garage Maintenance Easement Area to maintain and repair the exterior of the Parking Garage.

            (h) Additional Ingress/Egress Easement. The Additional Ingress/Egress Easement herein created is for the same purpose as, and is a realignment of, the Ingress/Egress Easement created in the Declaration, i.e., for the purpose of providing non-exclusive vehicular and pedestrian access to and from Parcel 1 and Parcel 2 across the Ingress/Egress Easement Area and the Additional Ingress/Egress Easement Area and maintenance thereof to and from Great America

Parkway and to and from Old Ironsides Drive for the owners of Parcel 1 and Parcel 2 and their respective lessees, customers, invitees, licensees and subtenants. All references in the Declaration to the Ingress/Egress Easement Area shall mean and include the Additional Ingress/Egress Easement Area.

     3.   Easement Areas.

          (a) Private Utility Easement. The Private Utility Easement Area is on, over, across and through only those portions of Parcel 2, as shown upon the map and legal description attached hereto as Exhibit B (the "Private Utility Easement Area").

          (b) Additional Electrical Easement. The Electrical Easement Area is on, over, across and through only those portions of Parcel 2, as shown upon the map and legal description attached hereto as Exhibit C (the "Additional Electrical Easement Area").

          (c) Emergency Vehicle Access Easements. The Emergency Vehicle Access Easement Area I is on, over, across and through only those portions of Parcel 2, as shown upon the map and legal description attached hereto as Exhibit D (the "Emergency Vehicle Access Easement Area I"). The Emergency Vehicle Access Easement Area II is on, over, across and through only those portions of Parcel 1, as shown upon the map and legal description attached hereto as Exhibit E
(the "Emergency Vehicle Access Easement Area II").

          (d) Visitors Parking Easement. The Visitor Parking Easement Area is on that portion of Parcel 2, as shown upon the map and legal description attached hereto as Exhibit F (the "Visitor Parking Easement Area").

          (e) Parking Garage Easement. The Parking Garage Easement Area is on that portion of Parcel 1, as shown upon the map attached hereto as Exhibit G (the "Parking Garage Easement Area"). In addition, the Parcel 2 Owner shall have ingress and egress to and from and through the Parking Garage in the same areas as are available to the Parcel 1 Owner. The foregoing notwithstanding, unless and until the Parcel 1 Owner requires, or the Parcel 2 Owner desires, the separate designation of the Parcel 2 Spaces for the exclusive use of Parcel 2 Owner, as provided in Section 2(e), the thirty-eight (38) parking spaces used by the Parcel 2 Owner shall not be restricted or limited to the Parking Garage Easement Area.

          (f) Garage Access Easement. The Garage Access Easement Area is on that portion of Parcel 1, as shown upon the map and legal description attached hereto as Exhibit H (the "Garage Access Easement Area").

          (g) Garage Maintenance Easement. The Garage Maintenance Easement Area is on that portion of Parcel 1, as shown upon the map and legal description attached hereto as Exhibit 1 (the "Garage Maintenance Easement Area").

          (h) Additional Ingress/Egress Easement. The Additional
Ingress/Egress Easement is on that portion of Parcel 1, as shown upon the map and legal description attached hereto as Exhibit 1 (the "Additional Ingress/Egress Easement Area").

     4.   Parking Easements.

          (a) PARKING GARAGE. The Parcel 1 Owner may establish from time to time such reasonable and non-discriminatory rules and regulations applicable to the Parking Garage as it may deem necessary or prudent for the efficient use and operation thereof, which rules and regulations may provide, among other things, for towing of cars parked in violation of posted signs. The Parcel 1 Owner shall have the right to install parking access gates and/or security systems or devices, provided that the Parcel 2 Owner (or its lessees or sublessees) shall at all times have access to the Parking Garage Easement Area. The Parcel 2 Owner shall cooperate with the Parcel 1 Owner in assuring that the total number of vehicles parked in the Parking Garage by the Parcel 2 Owner (or its lessees or sublessees) and invitees to the Parcel 2 Owner's building does not exceed thirty-eight (38) (i.e., the number of Parcel 2 Spaces). If the Parcel 2 Owner installs striping and signage designating the Parcel 2 Spaces as required by Section 2(e), then the Parcel 2 Spaces shall be regulated and administered as exclusive parking spaces.

          (b) Visitor Parking. The Parcel 1 Owner (or its lessee and/or sublessee) shall have the right to install appropriate striping and signage designating the Visitor Parking Easement Area for the exclusive use of the Parcel 1 Owner or its lessee and/or sublessee), for visitor parking for its customers and invitees. The Parcel 1 Owner shall cooperate with the Parcel 2 Owner in assuring that the total number of vehicles parked in the Visitor Parking Easement by visitors and invitees to the Parcel 1 Owner's building does not exceed twenty-seven (27) and that such visitors and invitees do not park vehicles outside of the Visitor Parking Easement Area.

     5.   Cost of Repair and Maintenance.

          (a) The Parcel 1 Owner shall maintain, repair or replace the private underground utilities installed in the Private Utility Easement Area, the underground electrical facilities installed in the Additional Electrical Easement Area, the surface of the Emergency Vehicles Access Easement Area II, the concrete apron that provide access to the Parking Garage within the Garage Access Easement, and the landscaped area within the Garage Maintenance Easement which is adjacent to the Parking Garage between face of the Parking Garage and the curb line at the drive aisle (but not the landscape area on Parcel 2 which is contiguous with the landscaped areas along Old Ironsides Drive), keeping the same in good condition and repair at its own cost and expense.

          (b) The Parcel 2 Owner shall maintain, repair or replace the surface of the Emergency Vehicle Access Easement Area 1, the surface of the Visitor Parking Easement Area, and the asphalt area within the Garage Access Easement, keeping the same in good condition and repair at its own cost and expense.

          (c) Except as expressly provided below, the Parcel 1 Owner shall maintain and repair the Parking Garage, keeping the same in good condition and repair at its own cost and expense. If the Parcel 2 Owner installs striping and signage designating the Parcel 2 Spaces as required by Section 2(e), maintenance and repair of the same after the initial installation thereof shall be the obligation of the Parcel 1 Owner

          In the event of any damage to or destruction of the Parking Garage, the Parcel 1 Owner may repair and restore the Parking Garage as its sole option. If the Parcel 1 Owner elects to repair and restore the Parking Garage, then the parking Garage shall be repaired and restored either (i) to substantially the same condition existing immediately prior to the event of damage or destruction or (ii) in such other manner that will provide the Parcel 2 Owner with thirty-eight (38) parking spaces substantially the same as the parking spaces which existed immediately prior to the event of damage or destruction. If the Parcel 1 Owner elects not to restore the Parking Garage, then the Parcel 1 Owner shall provide the Parcel 2 Owner with the use of thirty-eight (38) surface parking spaces in the approximate location where the Parking Garage existed prior to the event of damage or destruction.

          (d) The foregoing notwithstanding, if the use of any Easement or the maintenance of any Easement Area by the Owner of the dominant Parcel causes damage to the surface of the servient Parcel, or damage to or destruction of any improvements located thereon (including buildings, structures, lawns, shrubbery or trees), the provisions of Section 4(d) of the Declaration shall apply.

     6. Real Property Taxes. Each Owner shall be responsible for the payment of real property taxes and assessments levied and assessed against its Parcel, notwithstanding the existence and use of the Visitor Parking Easement and the Garage Parking Easement.

     7. Vacation of Portions of Ingress/Egress Easements. That portion of the Ingress/Egress Easement benefiting Parcel 1 as shown upon the map and legal description attached hereto as Exhibit K is hereby vacated. That portion of the Ingress/Egress Easement benefiting Parcel 2 as shown upon the map and legal description attached hereto as Exhibit L is hereby vacated.

     8. All Other Terms Unchanged. Except to the extent expressly amended hereby, all other terms and conditions of the Declaration shall remain in full force and effect and shall apply to the Additional Easements described in this Amendment and to the use and maintenance thereof.

     9. Effectiveness. This Amendment, executed as of the date hereof, shall take effect only upon, from and after its recordation in the Office of the County Recorder of Santa Clara County, California.

     IN WITNESS WHEREOF, Owner has executed this Amendment as of the date first set forth above.


                                        OWNER

                                        SOBRATO DEVELOPMENT COMPANY #961,
                                        A California Limited Partnership

                                        By:  Sobrato Interests III,
                                             A California Limited Partnership
                                        Its: General Partner

                                             By:  The John Michael Sobrato 1985
                                                  Separate Property Trust
                                             Its: General Partner


                                                  By: __________________________
                                                       John Michael Sobrato,
                                                       trustee




METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, hereby consents to the foregoing grant of additional easements and vacation of portions of existing easements in its capacity as beneficiary under that certain Deed of Trust recorded November 20, 1997 in the office of the Recorder of the County of Santa Clara, State of California, as Document Number 13946376.


                                        METROPOLITAN LIFE INSURANCE COMPANY,
                                        a New York corporation



                                        By:    ______________________________
                                        Name:  ______________________________
                                        Its:   ______________________________

STATE OF CALIFORNIA

COUNTY OF _________

     On_____________, before me,___________, personally                              CAPACITY CLAIMED BY SIGNER
appeared____________.
                                                                                     Though statute does not require the Notary
[] personally known to me -OR- [] proved to me on the basis of satisfactory          to fill in the data below, doing so may
                                  evidence to be the person(s) whose name(s)         prove invaluable to persons relying on the
                                  is/are subscribed to the within instrument         document.
                                  and acknowledged to me that he/she/they
                                  executed the same in his/her/their
                                  authorized capacity(ies), and that by his/         [] INDIVIDUAL
                                  her/their signature(s) on the instrument the       [] CORPORATE OFFICERS(S)
                                  person(s), or the entity upon behalf of which         ____________________________
                                  the person(s) acted, executed the instrument.                 Title(s)
                                                                                     [] PARTNERS       [] LIMITED
     WITNESS my hand and official seal.                                                                [] GENERAL
                                                                                     [] ATTORNEY-IN-FACT
     __________________________________                                              [] TRUSTEE(S)
            SIGNATURE OF NOTARY                                                      [] GUARDIAN/CONSERVATOR
                                                                                     [] OTHER: _____________________
                                                                                               _____________________

                                                                                     SIGNER IS REPRESENTING:
                                                                                     Name of Person(s) or Entity(ies)

                                                                                     _______________________________
                                                                                     _______________________________

STATE OF CALIFORNIA

COUNTY OF _________

     On_____________, before me,___________, personally                              CAPACITY CLAIMED BY SIGNER
appeared____________.
                                                                                     Though statute does not require the Notary
[] personally known to me -OR- [] proved to me on the basis of satisfactory          to fill in the data below, doing so may
                                  evidence to be the person(s) whose name(s)         prove invaluable to persons relying on the
                                  is/are subscribed to the within instrument         document.
                                  and acknowledged to me that he/she/they
                                  executed the same in his/her/their
                                  authorized capacity(ies), and that by his/         [] INDIVIDUAL
                                  her/their signature(s) on the instrument the       [] CORPORATE OFFICERS(S)
                                  person(s), or the entity upon behalf of which         ____________________________
                                  the person(s) acted, executed the instrument.                 Title(s)
                                                                                     [] PARTNERS       [] LIMITED
     WITNESS my hand and official seal.                                                                [] GENERAL
                                                                                     [] ATTORNEY-IN-FACT
     __________________________________                                              [] TRUSTEE(S)
            SIGNATURE OF NOTARY                                                      [] GUARDIAN/CONSERVATOR
                                                                                     [] OTHER: _____________________
                                                                                               _____________________

                                                                                     SIGNER IS REPRESENTING:
                                                                                     Name of Person(s) or Entity(ies)

                                                                                     _______________________________
                                                                                     _______________________________

                              SUMMARY OF EXHIBITS

EXHIBIT A - Lot Line Adjustment - Description and Maps

EXHIBIT B - Plat Map and Legal Description - Private Utility Easement

EXHIBIT C - Plat Map And Legal Description - Additional Electrical Easement

EXHIBIT D - Plat Map And Legal Description - Emergency Vehicle Easement I

EXHIBIT E - Plat Map And Legal Description - Emergency Vehicle Easement II

EXHIBIT F - Plat Map and Legal Description - Visitor Parking Easement

EXHIBIT G - Plat Map and Legal Description - Parking Garage Easement

EXHIBIT H - Plat Map and Legal Description - Garage Access Easement

EXHIBIT I - Plat Map and Legal Description - Garage Maintenance Easement

EXHIBIT J - Plat Map and Legal Description - Additional Ingress/Egress Easement

EXHIBIT K - Plat Map and Legal Description - Ingress/Egress Easement Vacation I

EXHIBIT L - Plat Map and Legal Description - Ingress/Egress Easement Vacation II

                                                                   June 24, 1999
                                                               BKF No. 986142-10

                                   EXHIBIT A

                                   TASMAN II

                                   GRANT DEED
                               LEGAL DESCRIPTION
                                LANDS OF SOBRATO

ADJUSTED PARCEL 1

All of Parcel 1 as shown upon that certain parcel map entitled, "Parcel Map being a subdivision of a portion of Parcel 38 as shown upon that certain Parcel Map filed for record on April 19, 1977 in Book 393 of Maps at page 18 Santa Clara County Records", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on September 15, 1997 in Book 693 of maps at pages 45, 46 and 47. TOGETHER WITH the following described parcels:

Parcel A:

Being a portion of Parcel 2 of parcel map recorded September 15, 1997 in Book 693 of Maps at pages 45, 46 and 47. Records of Santa Clara County, more particularly described as follows:

Beginning at the Southwesterly most corner of Parcel 1, as shown on last said Map, and proceeding Thence North 00 degrees 00 minutes 00 seconds West
212.00 feet along the Westerly Lot Line of said Parcel 1 to the TRUE POINT OF
BEGINNING:

Thence from said True Point of Beginning North 00 degrees 00 minutes 00 seconds East a distance of 12.02 feet Northerly into said Parcel 2:

THENCE leaving last said line. North 90 degrees 00 minutes 00 seconds East a distance of 152.12 feet to an easterly line of said Parcel 2:

THENCE leaving last said line. South 00 degrees 00 minutes 00 seconds West a distance of 12.02 feet proceeding Southerly along said Easterly line of Parcel 2 to an existing Northwesterly corner of Parcel 1:

THENCE leaving last said line. North 90 degrees 00 minutes 00 seconds West a distance of 152.12 feet Westerly along the existing Lot Line of Parcel 2, to the TRUE POINT OF BEGINNING of this description.

Containing an area of 1828 square feet, more or less.

A plat showing the above described parcel is attached hereto and made a part hereof.

                                  EXHIBIT "A"

Parcel B:
Being a portion of Parcel 2 of parcel map recorded September 15, 1997 in Book 693 of Maps at pages 45, 46 and 47. Records of Santa Clara County, more particularly described as follows:

Beginning at the Southwesterly most corner of said Parcel 1, as shown on last said Map, and proceeding Thence North 00 degrees 00 minutes 00 seconds West
212.00 feet along the Westerly Lot Line of said Parcel 1. THENCE leaving last said line. North 90 degrees 00 minutes 00 seconds East along the existing Lot Line of Parcel 2, a distance of 152.12 feet. THENCE leaving last said line, North 00 degrees 00 minutes 00 seconds West a distance of 361.07 feet proceeding Northerly along the Westerly Lot Line of said Parcel 1, to the TRUE POINT OF BEGINNING, the most northerly northwest corner of said Parcel 1.

Thence from said True Point of Beginning North 00 degrees 00 minutes 00 seconds East a distance of 15.15 feet Northerly into Parcel 2:

THENCE leaving last said line. North 82 degrees 00 minutes 00 seconds East a distance of 202.00 feet to the Easterly line of said Parcel 2:

THENCE along said easterly line. South 00 degrees 00 minutes 34 seconds East a distance of 9.04 feet:

THENCE along a tangent curve to the right of radius 210.00 feet, for a distance of 6.12 feet through an angle 01 degrees 40 minutes 10 seconds to a point on the existing Lot Line of Parcel 1:

THENCE leaving said curve, South 82 degrees 00 minutes 00 seconds West a distance of 201.91 feet Westerly along the existing Lot Line common to said Parcel 1 and 2, to the TRUE POINT OF BEGINNING of this description.

Containing an area of 3030 square feet, more or less.

A plat showing the above described parcel is attached hereto and made a part hereof.

Adjusted Parcel 1 containing an area of 149.584 square feet, more or less.

This description was prepared by me or under my direction in conformance with the Land Surveyor's Act.


/s/ MARTIN B. PARISSENTI
----------------------------
Martin B. Parissenti. P.E. 30747
License expires: 03-31-00
                                                       [SEAL]
Dated:  7/12/99
      -------------


                                  EXHIBIT "A"
                                  Page 2 of 7

ADJUSTED PARCEL 2

All of Parcel 2 as shown upon that certain parcel map entitled, "Parcel Map being a subdivision of a portion of Parcel 38 as shown upon that certain Parcel Map filed for record on April 19, 1977 in Book 393 of Maps at page 18 Santa Clara County Records", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on September 15, 1997 in Book 693 of maps at pages 45, 46 and 47, EXCEPTING THEREFROM the following described parcels:

Parcel A:

Being a portion of Parcel 2 of parcel map recorded September 15, 1997 in Book 693 of Maps at pages 45, 46 and 47, Records of Santa Clara County, more particularly described as follows:

Beginning at the Southwesterly most corner of Parcel 1, as shown on last said Map, and proceeding Thence North 00 degrees 00' 00" West 212.00 feet along the Westerly Lot Line of said Parcel 1 to the TRUE POINT OF BEGINNING.

Thence from said True Point of Beginning North 00 degrees 00' 00" East a distance of 152.12 feet to an easterly line of said parcel 2;

THENCE leaving last said line, North 90 degrees 00' 00" East a distance of
152.12 feet to an easterly line of said parcel 2;

THENCE leaving last said line, South 00 degrees 00' 00" West a distance of 12.02 feet proceeding Southerly along said Easterly line of Parcel 2 to an existing Northwesterly corner of Parcel 1;

THENCE leaving last said Line, North 90 degrees 00' 00" West a distance of
152.12 feet Westerly along the existing Lot Line of Parcel 2, to the TRUE POINT OF BEGINNING of this description.

Containing an area of 1828 square feet, more or less.

A plat showing the above described parcel is attached hereto and made a part hereof.

Parcel B:

Being a portion of Parcel 2 of parcel map recorded September 15, 1997 in Book 693 of Maps at pages 45, 46 and 47, Records of Santa Clara County, more particularly described as follows:

Beginning at the Southwesterly most corner of said Parcel 1, as shown on last said Map, and proceeding Thence North 00 degrees 00' 00" West 212.00 feet along the Westerly Lot Line of said Parcel 1. THENCE leaving last said line, North
90 degrees 00' 00" East along the existing Lot Line of said Parcel 1, a distance of 152.12 feet. THENCE leaving last said line. North 00 degrees 00' 00" West a distance of 361.07 feet proceeding Northerly along the Westerly Lot Line of said Parcel 1, to the TRUE POINT OF BEGINNING, the most northerly northwest corner of said Parcel 1.

                                  EXHIBIT "A"

Thence from said True Point of Beginning North 00 degrees 00' 00" East a distance of 15.15 feet Northerly into Parcel 2;

THENCE leaving last said line. North 82 degrees 00' 00" East a distance of
202.00 feet to the Easterly line of said Parcel 2;

THENCE along last said easterly line. South 00 degrees 00' 34" East a distance of 9.04 feet;

THENCE along a tangent curve to the right of radius 210.00 feet, for a distance of 6.12 feet through an angle 01 degrees 40' 10" to a point of the existing Lot Line of Parcel 1;

THENCE leaving said curve, South 82 degrees 00' 00" West a distance of 201.91 feet Westerly along the existing Lot Line common to said Parcel 1 and 2, to the TRUE POINT OF BEGINNING of this description.

Containing an area of 3030 square feet, more or less.

A plat showing the above described parcel is attached hereto and made a part hereof

Adjusted Parcel 2 containing an area of 257.398 square feet, more or less.

This description was prepared by me or under my direction in conformance with the Land Surveyor's Act.


/s/ MARTIN B. PARISSENTI
----------------------------------
Martin B. Parissenti, P.E. 30747
License expires: 03-31-00                         [SEAL]

Dated:  7/12/99
      ----------------------------



                                  EXHIBIT "A"

                                  [PARCEL MAP]

                                  [Parcel Map]

                                  [Parcel Map]

                                                                October 26, 1999
                                                               BKF No. 986142-10

                                   EXHIBIT B

                            TASMAN CORPORATE CENTER

                           "PRIVATE UTILITY EASEMENT"

Being a private utility easement, across a portion Parcel 2 as shown upon that certain parcel map entitled, "Parcel Map being a subdivision of a portion of Parcel 38 as shown upon that certain Parcel Map filed for record on April 19, 1977 in Book 393 of Maps at page 18 Santa Clara County Records", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on September 15, 1997 in Book 693 of maps at pages 45, 46 and 47, more particularly described as follows:

Beginning at the southwestern most corner of said land, thence North 00 degrees 00 minutes 34 seconds West along westerly property line of said Parcel 2 a distance of 51.21 feet, thence along said property line a distance of 174.06 feet along a curve to the left with a radius of 842.00 feet, through a central angle of 11 degrees 50 minutes 39 seconds to the TRUE POINT OF BEGINNING of this description.

THENCE continuing along said property line a distance of 93.59 feet along a curve to the left with a radius of 842.00 feet, through a central angle of 06 degrees 22 minutes 06 seconds:

THENCE North 71 degrees 46 minutes 40 seconds East a distance of 10.00 feet;

THENCE a distance of 59.48 feet along a non-tangent curve to the right with a radius of 852.00 feet and radial bearing North 71 degrees 46 minutes 40 seconds East, through a central angle of 3 degrees 59 minutes 59 seconds;

THENCE East, a distance of 206.05 feet;

THENCE North, a distance of 280.02 feet;

THENCE East, a distance of 20.00 feet to a point on the easterly property line of said Parcel 2;

THENCE South, along Easterly property line a distance of 206.05 feet;

THENCE West, a distance of 227.89 feet to the TRUE POINT OF BEGINNING of this description;

                                             [SIGNATURE]

                                             [SEAL]

Containing an area of 14.616 square feet, more or less.

A plat showing the above described easement is attached hereto and made a part hereof

This description was prepared by me or under my direction in conformance with the Land Surveyor's Act.

/s/ MARTIN B. PARISSENTI
-----------------------------
Martin B. Parissenti, P.E. 30747
License expires: 03-31-00

Dated:  11/17/99
      ------------                                     [SEAL]

                                  [PARCEL MAP]

                                                                October 26, 1999
                                                               BKF NO. 986142-10

                                   EXHIBIT C

                            TASMAN CORPORATE CENTER

                        "ADDITIONAL ELECTRICAL EASEMENT"

Commencing at the intersection of the easterly line of Easement 1, a 10-foot wide underground electric easement as described in that document entitled Grant of Easements, which was filed for record in Book C444 of Official Records, at Page 600, said County Records, with the most southerly line of said Parcel 2:

Thence, from said Point of Commencement, along said easterly line of said electric easement, North 00 degrees 00' 34" West, 51.21 feet;

Thence, along the arc of a tangent curve deflecting to the left, concave to the west, having a radius of 852.00 feet, through a central angle of 11 degrees 32' 43", and an arc length of 171.68 feet to the True Point of Beginning;

Thence, leaving said easterly line, North 44 degrees 59' 26" East, 52.00 feet;

Thence, North 89 degrees 59' 26" East, 210.00 feet;

Thence, North 00 degrees 00' 34" West, 24.00 feet;

Thence, South 89 degrees 59' 26" West, 17.00 feet;

Thence, South 00 degrees 00' 34" East, 6.50 feet;

Thence, South 59 degrees 59' 51" West, 15.00 feet;

Thence, South 89 degrees 59' 26" West, 184.15 feet:

Thence, South 44 degrees 59' 26" West, 49.64 feet to a point on said easterly line of said electric easement, being a point on a non-tangent curve, concave westerly, having a radius of 852.00 feet, a radial line to said point bears North 77 degrees 38' 35" East:

Thence, along the arc of said non-tangent curve deflecting to the right, through a central angle of 0 degrees 48' 08", and an arc length of 11.93 feet to the True Point of Beginning; and,

Containing an area of 2,915 square feet, more or less.

A plat showing the above described easement is attached hereto and made a part hereof.

This description was prepared by me or under my direction in conformance with the Land Surveyor's Act.

/s/ MARTIN B. PARISSENTI
------------------------------
Martin B. Parissenti, P.E. 30747
License expires: 03-31-00

Dated:  11/17/99
      -----------------                                     [SEAL]

                                  [Parcel Map]

                                                               NOVEMBER 12, 1999
                                                               BKF NO. 986142-10

                                   EXHIBIT D

                            TASMAN CORPORATE CENTER

                         "EMERGENCY VEHICLE EASEMENT I"


Being an emergency vehicle access easement, across a portion Parcel 2 as shown upon that certain parcel map entitled, "Parcel Map being a subdivision of a portion of Parcel 38 as shown upon that certain Parcel Map filed for record on April 19, 1977 in Book 393 of Maps at page 18 Santa Clara County Records", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on September 15, 1997 in Book 693 of maps at pages 45, 46 and 47, more particularly described as follows:

Beginning at the southwestern most corner of said land, thence North 00 degrees 00' 34" West along said westerly property line of Parcel 2 a distance of 51.21 feet, thence along said property line a distance of 285.75 feet along a tangent curve to the left with a radius of 842.00 feet, through a central angle of 19 degrees 26' 41", thence North 19 degrees 27' 15" West along same said westerly property line a distance of 225.21 feet to the TRUE POINT OF BEGINNING of this description,

THENCE continuing along said property line North 19 degrees 27' 15" West a distance of 25.51 feet;

THENCE North 81 degrees 59' 26" East a distance of 293.06 feet;

THENCE South, along the easterly property line of said Parcel 2 a distance of
322.37 feet;

THENCE West, a distance of 161.28 feet;

THENCE a distance of 17.76 feet along a tangent curve to the left with a radius of 10.00 feet, through a central angle of 101 degrees 45' 03";

THENCE a distance of 178.30 feet along a reverse curve to the right with a radius of 857.62 feet, through a central angle of 11 degrees 54' 41";

THENCE West a distance of 25.00 feet;

THENCE a distance of 185.12 feet along a non-tangent curve to the left with a radius of 832.62 feet and a radial bearing of West, through a central angle of 12 degrees 44' 20";

THENCE a distance of 44.76 feet along a reverse curve to the right with a radius of 25.00 feet, through a central angle of 102 degrees 34' 25";

THENCE East, a distance of 123.63 feet;

THENCE a distance of 39.27 feet along a tangent curve to the left with a radius of 25.00 feet, through a central angle of 90 degrees 00' 00";

THENCE North, a distance of 272.37 feet;

THENCE a distance of 34.21 feet along a tangent curve to the left with a radius of 20.00 feet, through a central angle of 98 degrees 00' 34";

THENCE South 81 degrees 59' 26" West a distance of 288.00 feet to the TRUE POINT OF BEGINNING of this description;

Containing an area of 25,851 square feet, more or less.

A plat showing the above described easement is attached hereto and made a part hereof

This description was prepared by me or under my direction in conformance with the Land Surveyor's Act.


/s/ MARTIN B. PARISSENTI
----------------------------------
Martin B. Parissenti, P.E. 30747
License expires: 03-31-00                         [SEAL]

Dated:  11/17/99
      ----------------------------

                                  [PARCEL MAP]





[BRIAN KANGAS FOUIK LETTERHEAD]          Subject: EMERGENCY VEHICLE
                                                  ----------------------------
                                                  EASEMENT I PLAT
                                         -------------------------------------
                                         Job No.  996014
                                                  ----------------------------
                                         By  DB     Date  10-26-99   Chkd.  MBP
                                            ----         ----------        -----

                                                               NOVEMBER 12, 1999
                                                               BKF NO. 986142-10


                                   EXHIBIT E

                            TASMAN CORPORATE CENTER

                        "EMERGENCY VEHICLE EASEMENT II"

Being an emergency vehicle access easement, across a portion Parcel 1 as shown upon that certain parcel map entitled, "Parcel Map being a subdivision of a portion of Parcel 38 as shown upon that certain Parcel Map filed for record on April 19, 1977 in Book 393 of Maps at page 18 Santa Clara County Records", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on September 15, 1997 in Book 693 of maps at pages 45, 46 and 47, more particularly described as follows:

Beginning at the southwestern most corner of said land, thence North, along said westerly property line a distance of 212.00 feet, thence East, long the northerly property line of said Parcel 1 a distance of 29.77 feet to the TRUE POINT OF BEGINNING of this description.

THENCE North, along said westerly property line a distance of 47.10 feet;

THENCE 47.12 feet along a non-tangent curve to the left with radius of 30.00 feet and radial bearing of East, through a central angle of 90 degrees 00' 00";

THENCE East, a distance of 160.08 feet to a point on the easterly property line of said Parcel 1;

THENCE South 00 degrees 43' 43" West along said easterly property line a distance of 26.00 feet;

THENCE West, a distance of 29.03 feet;

THENCE South, a distance of 186.53 feet;

THENCE West, a distance of 25.00 feet;

THENCE North, a distance of 186.53 feet;

THENCE West, a distance of 105.73 feet;

THENCE 31.73 feet along a tangent curve to the right with radius of 55.00 feet through a central angle of 33 degrees 03' 07" to the TRUE POINT OF BEGINNING of this description;

Containing an area of 9.705 square feet, more or less.

A plat showing the above described easement is attached hereto and made a part hereof

This description was prepared by me or under my direction in conformance with the Land Surveyor's Act.


/s/ MARTIN B. PARISSENTI
----------------------------------
Martin B. Parissenti, P.E. 30747
License expires: 03-31-00                                      [SEAL]

Dated:  11/17/99
      ----------------------------

                                  [PARCEL MAP]





[BRIAN KANGAS FOUIK LETTERHEAD]          Subject: EMERGENCY VEHICLE
                                                  ----------------------------
                                                  EASEMENT II PLAT
                                         -------------------------------------
                                         Job No.  996014
                                                  ----------------------------
                                         By  DB     Date  11-12-99   Chkd.  MBP
                                            ----         ----------        -----
                                                    SHEET          OF

                                                                October 26, 1999
                                                               BKF No. 986142-10

                                   EXHIBIT F

                            TASMAN CORPORATE CENTER

                           "VISITOR PARKING EASEMENT"

Being a visitor parking easement, across a portion Parcel 2 as shown upon that certain parcel map entitled, "Parcel Map being a subdivision of a portion of Parcel 38 as shown upon that certain Parcel Map filed for record on April 19, 1977 in Book 393 of Maps at page 18 Santa Clara County Records", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on September 15, 1997 in Book 693 of maps at pages 45, 46 and 47, more particularly described as follows:

Beginning at the southeastern most center of said land, thence North, along the easterly property line of said Parcel 2 a distance of 212.00 feet, thence along the southerly property line of said Parcel 2 East, a distance of 110.11 feet thence North, a distance of 53.67 feet to the TRUE POINT OF BEGINNING of this description.

THENCE North, a distance of 237.40 feet;

THENCE East, a distance of 17.00 feet;

THENCE South, a distance of 237.40 feet;

THENCE West, a distance of 17.00 feet to the TRUE POINT OF BEGINNING of this description;

Containing an area of 4,036 square feet, more or less.

A plat showing the above described easement is attached hereto and made a part hereof.

This description was prepared by me or under my direction in conformance with the Land Surveyor's Act.


/s/ M. B. PARISSENTI
--------------------------------
Martin B. Parissenti, P.E. 30747
License expires: 03-31-00

Dated:         11/17/99
       -------------------------

                                  [PARCEL MAP]





[BRIAN KANGAS FOUIK LETTERHEAD]          Subject: VISITOR PARKING EASEMENT PLAT
                                                  -----------------------------

                                         -------------------------------------
                                         Job No.  996014
                                                  ----------------------------
                                         By  DB     Date  10-26-99   Chkd.  MBP
                                            ----         ----------        -----

                                                                OCTOBER 26, 1999
                                                               BKF No. 986142-10

                                   EXHIBIT G

                            TASMAN CORPORATE CENTER

                           "PARKING GARAGE EASEMENT"

Being a portion Parcel 1, as shown upon that certain parcel map entitled, "Parcel Map being a subdivision of a portion of Parcel 38 as shown upon that certain Parcel Map filed for record on April 19, 1997 in Book 393 of Maps at page 18 Santa Clara County Records", which Map was filed for record in the Office of the Recorded of the County of Santa Clara, State of California on October 23, 1997 in Book 693 of maps at pages 45, 46 and 47, parking garage easements more particularly described as follows:

PARKING GARAGE EASEMENT 1:

Beginning at the southwestern most corner of said Parcel 1, thence North along the westerly properly line of said Parcel 1, a distance of 56.21 feet, thence leaving said westerly properly, East, a distance of 2.69 feet to the TRUE POINT OF BEGINNING 1 of this description;

THENCE North, a distance of 133.67 feet;

THENCE East, a distance of 19.00 feet;

THENCE South, a distance of 133.67 feet;

THENCE West, a distance of 19.00 feet to the TRUE POINT OF BEGINNING 1 of this description;

Containing an area of 2,540 square feet, more or less.

PARKING GARAGE EASEMENT 2:

Beginning at the southwestern most corner of said Parcel 1, thence North along the westerly property line of said Parcel 1, a distance of 154.01 feet, thence leaving said westerly properly line, East, a distance of 47.19 feet to the TRUE POINT OF BEGINNING 2 of this description;

THENCE North, a distance of 17.50 feet;

THENCE East, a distance of 127.50 feet;

THENCE South, a distance of 17.50 feet;

THENCE West, a distance of 127.50 feet to the TRUE POINT OF BEGINNING 2 of this description;

Containing an area of 2,231 square feet, more or less.

PARKING GARAGE EASEMENT 3:

Beginning at the southwestern most corner of said Parcel 1, thence North along the westerly property line of said Parcel 1, a distance of 196.53 feet, thence leaving said Westerly property line, East, a distance of 105.69 feet to the TRUE POINT OF BEGINNING 3 of this description:

THENCE North, a distance of 19.00 feet;

THENCE East, a distance of 69.00 feet;

THENCE South, a distance of 19.00 feet;

THENCE West, a distance of 69.00 feet to the TRUE POINT OF BEGINNING 3 of this description;

Containing an area of 1.311 square feet, more or less.

AND TOGETHER WITH and appurtenant to Parking Garage Easements 1, 2 and 3 hereinabove described, subject to the vertical limitation between elevations of
5.5 feet and 18.0 feet based on Benchmark located Northeast corner of Great America Parkway and Tasman Drive.

A plat showing the above described easement is attached hereto and made a part hereof

This description was prepared by me or under my direction in conformance with the Land Surveyor's Act.


/s/ MARTIN B. PARISSENTI
----------------------------------
Martin B. Parissenti, P.E. 30747
License expires: 03-31-00                                      [SEAL]

Dated:  11/17/99
      ----------------------------

                                  [PARCEL MAP]





[BRIAN KANGAS FOUIK LETTERHEAD]          Subject: PARKING GARAGE EASEMENT
                                                  ----------------------------
                                                  PLAT
                                         -------------------------------------
                                         Job No.  996014
                                                  ----------------------------
                                         By  DB     Date  10-26-99   Chkd.  MBP
                                            ----         ----------        -----

                                                                October 26, 1999
                                                               BKF No. 986142-10

                                   EXHIBIT H

                            TASMAN CORPORATE CENTER

                            "GARAGE ACCESS EASEMENT"

Being a garage access easement, across a portion Parcel 2 as shown upon that certain parcel map entitled, "Parcel Map being a subdivision of a portion of Parcel 38 as shown upon that certain Parcel Map filed for record on April 19, 1977 in Book 393 of Maps at page 18 Santa Clara County Records", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on September 15, 1997 in Book 693 of maps at pages 45, 46 and 47, more particularly described as follows:

Beginning at the southeastern most corner of said land, thence South 89 degrees 59 feet 26 inches West along the southerly property line of said Parcel 2 a distance of 57.81 feet: thence North, along the easterly property line of said Parcel 2, a distance of 212.00: thence along said southerly property line East, a distance of 25.41 feet: thence North, a distance of 12.02 feet to the TRUE POINT OF BEGINNING of this description

THENCE North, a distance of 33.02 feet:

THENCE 15.71 feet along a tangent curve to the right with radius 10.00 feet through a central angle of 89 degrees 59' 42 ":

THENCE North 89 degrees 59' 42" East a distance of 90.71 feet:

THENCE South, a distance of 25.00 feet:

THENCE South 89 degrees 59' 42" West a distance of 73.21 feet:

THENCE South, a distance of 18.02 feet to a point on the southerly property line of said Parcel 2:

THENCE along said southerly property line West, a distance of 27.50 feet to the TRUE POINT OF BEGINNING of this description:

Containing an area of 2,992 square feet, more or less.

A plat showing the above described easement is attached hereto and made a part hereof

This description was prepared by me or under my direction in conformance with the Land Surveyor's Act.


/s/ MARTIN B. PARISSENTI
----------------------------------
Martin B. Parissenti, P.E. 30747
License expires: 03-31-00                         [SEAL]

Dated:  11/17/99
      ----------------------------

                                  [PARCEL MAP]





[BRIAN KANGAS FOUIK LETTERHEAD]          Subject: GARAGE ACCESS
                                                  ----------------------------
                                                  EASEMENT PLAT
                                         -------------------------------------
                                         Job No.  996014
                                                  ----------------------------
                                         By  DB     Date  10-26-99   Chkd.  MBP
                                            ----         ----------        -----
                                                    SHEET          OF

                                                                October 26, 1999
                                                               BKF No. 986142-10

                                   EXHIBIT 1

                            TASMAN CORPORATE CENTER

                         "GARAGE MAINTENANCE EASEMENT"

Being garage maintenance easement, across a portion Parcel 2 as shown upon that certain parcel map entitled, "Parcel Map being a subdivision of a portion of Parcel 38 as shown upon that certain Parcel Map filed for record on April 19, 1977 in Book 393 of Maps at page 18 Santa Clara County Records", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on September 15, 1997 in Book 693 of maps at pages 45, 46 and 47, more particularly described as follows:

Beginning at the southeastern most corner of said land, thence South 89 degrees 59' 26" West along the southern property line of said Parcel a distance of 31.99 feet to the TRUE POINT OF BEGINNING of this description.

THENCE North, a distance of 51.20 feet;

THENCE 180.97 feet along a tangent curve to the left with radius 874.00 feet through a central angle of 11 degrees 51' 48";

THENCE 53.34 feet along a reverse curve to the right with radius 30.00 feet through a central angle of 101 degrees 51' 48";

THENCE East, a distance of 167.25 feet to a point on the easterly property line of said Parcel 2;

THENCE South, along said easterly property line, a distance of 43.02 feet;

THENCE North 89 degrees 59' 57" West a distance of 152.12 feet;

THENCE South, a distance of 224.02 feet;

THENCE along said southerly property line South 89 degrees 59' 26" West a distance of 25.82 feet to the TRUE POINT OF BEGINNING of this description;

Containing an area of 15,056 square feet more or less.

A plat showing the above described easement is attached hereto and made a part hereof

This description was prepared by me or under my direction in conformance with the Land Surveyor's Act.


/s/ MARTIN B. PARISSENTI
----------------------------------
Martin B. Parissenti, P.E. 30747
License expires: 03-31-00                         [SEAL]

Dated:  11/17/99
      ----------------------------

                                  [PARCEL MAP]





[BRIAN KANGAS FOUIK LETTERHEAD]          Subject: GARAGE MAINTENANCE
                                                  ----------------------------
                                                  EASEMENT PLAT
                                         -------------------------------------
                                         Job No.  996014
                                                  ----------------------------
                                         By  DB     Date  10-26-99   Chkd.  MBP
                                            ----         ----------        -----
                                                    SHEET          OF

                                                               NOVEMBER 12, 1999
                                                               BKF NO. 986142-10

                                   EXHIBIT J

                            TASMAN CORPORATE CENTER

                     "ADDITIONAL INGRESS/EGRESS EASEMENT"

Being an ingress/egress easement, across a portion of Parcel 1 as shown upon that certain parcel map entitled, "Parcel Map being a subdivision of a portion of Parcel 38 as shown upon that certain Parcel Map filed for record on April 19, 1997 in Book 393 of Maps at page 18 Santa Clara County Records", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on September 15, 1997 in Book 693 of maps at pages 35, 46 and 47, more particularly described as follows:

Beginning at the southwestern most corner of said land, thence North, along said westerly property line a distance of 212.00 feet, thence East, along the northerly property line of said Parcel 1 a distance of 152.12 feet; thence North, along said westerly property line of said Parcel 1 a distance of 47.03 feet to the northwest corner of a 26 foot wide private ingress/egress easement as shown on said parcel map, being the TRUE POINT OF BEGINNING of this description.

THENCE North, along said westerly property line a distance of 30.00 feet;

THENCE leaving said property line a distance of 47.12 feet along a non-tangent curve to the left with radius of 30.00 feet and radial bearing of east, through a central angle of 90 degrees 00' 00";

THENCE West, a distance of 30.00 feet to the TRUE POINT OF BEGINNING of this description;

Containing an area of 191 square feet, more or less.

A plat showing the above described easement is attached hereto and made a part hereof

This description was prepared by me or under my direction in conformance with the Land Surveyor's Act.


/s/ MARTIN B. PARISSENTI
----------------------------------
Martin B. Parissenti, P.E. 30747
License expires: 03-31-00                         [SEAL]

Dated:  11/17/99
      ----------------------------

                                  [PARCEL MAP]





[BRIAN KANGAS FOUIK LETTERHEAD]          Subject: ADDITIONAL INGRESS/EGRESS
                                                  ----------------------------
                                                  EASEMENT PLAT
                                         -------------------------------------
                                         Job No.  996014
                                                  ----------------------------
                                         By  DB     Date  11-12-99   Chkd.  MBP
                                            ----         ----------        -----
                                                    SHEET          OF

                                                               November 12, 1999
                                                               BKF No. 986142-10

                                   EXHIBIT K

                            TASMAN CORPORATE CENTER

                      "INGRESS/EGRESS EASEMENT VACATION I"

Being a southerly portion of the 26 foot Private Ingress/Egress Easement within Parcel 2 as shown upon that certain parcel map entitled, "Parcel Map being a subdivision of a portion of Parcel 38 as shown upon that certain Parcel Map filed for record on April 19, 1977 in Book 393 of Maps at page 18 Santa Clara County Records", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on September 15, 1997 in Book 693 of maps at pages 45, 46 and 47, a 30.04 foot by 26.00 foot area of said easement to be vacated more particularly described as follows:

Beginning at the intersection of the easterly line of said 26 foot ingress/egress easement and the southerly property line of Parcel 2, as shown on said parcel map, being the TRUE POINT OF BEGINNING of this description.

THENCE West, a distance of 26.00 feet:

THENCE North, a distance of 30.04 feet:

THENCE East, a distance of 26.00 feet:

THENCE South, a distance of 30.04 feet to the TRUE POINT OF BEGINNING of this description:

Containing an area of 781 square feet, more or less.

A plat showing the above described vacation is attached hereto and made a part hereof

This description was prepared by me or under my direction in conformance with the Land Surveyor's Act.

/s/ MARTIN B. PARISSENTI
----------------------------------
Martin B. Parissenti, P.E. 30747
Licence expires: 03-31-00

Dated: 11/17/99

                                  [PARCEL MAP]





[BRIAN KANGAS FOUIK LETTERHEAD]          Subject: INGRESS/EGRESS
                                                  ----------------------------
                                                  EASEMENT VACATION I PLAT
                                         -------------------------------------
                                         Job No.  996014
                                                  ----------------------------
                                         By  DB     Date  10-26-99   Chkd.  MBP
                                            ----         ----------        -----
                                                    SHEET          OF

                                                               November 12, 1999
                                                               BKF No. 986142-10

                                   EXHIBIT L

                            TASMAN CORPORATE CENTER

                     "INGRESS/EGRESS EASEMENT VACATION II"

Being a westerly portion of the 26 foot Private Ingress/Egress Easement within Parcel 1 as shown upon that certain parcel map entitled, "Parcel Map being a subdivision of a portion of Parcel 38 as shown upon that certain Parcel Map filed for record on April 19, 1977 in Book 393 of Maps at page 18 Santa Clara County Records", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on September 15, 1997 in Book 693 of maps at pages 45, 46 and 47, an area of said easement to be vacated more particularly described as follows:

Beginning at the intersection of the southerly line of said 26 foot private ingress/egress easement and the easterly property line of Parcel 1, as shown on said parcel map, being the TRUE POINT OF BEGINNING of this description,

THENCE North, a distance of 8.90 feet;

THENCE 31.73 feet along a non-tangent curve to the left, with radius of 55.00 feet and radial bearing of North 33 degrees 33' 07" East through a central angle of 33 degrees 03' 07";

THENCE West, a distance of 30.00 feet to the TRUE POINT OF BEGINNING of this description;

Containing an area of 86 square feet, more or less.

A plat showing the above described vacation is attached hereto and made a part hereof

This description was prepared by me or under my direction in conformance with the Land Surveyor's Act.


/s/ M. B. PARISSENTI
--------------------------------
Martin B. Parissenti, P.E. 30747
License expires: 03-31-00

Dated:        11/17/99
      --------------------------

                                  [PARCEL MAP]





[BRIAN KANGAS FOUIK LETTERHEAD]          Subject: INGRESS/EGRESS EASEMENT
                                                  ----------------------------
                                                  VACATION II PLAT
                                         -------------------------------------
                                         Job No.  996014
                                                  ----------------------------
                                         By  DB     Date  11-12-99   Chkd.  MBP
                                            ----         ----------        -----
                                                    SHEET          OF